SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                                [Amendment No. 2]

                              EAC Industries, Inc.
                              --------------------
                                (Name of Issuer)

                              EAC Industries, Inc.
                              --------------------
                      (Name of Person(s) Filing Statement)

                                  Common Stock
                              --------------------
                         (Title of Class of Securities)

                                   (TO COME)
                              --------------------
                      (CUSIP Number of Class of Securities)

                               Peter B. Fritzsche
                              EAC Industries, Inc.
                               2111 Claridge Lane
                            Northbrook, IL 60062-8615
                                 (847) 509-8657
                              --------------------
                     (Name, Address and Telephone Number of
                    Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

     This statement is filed in connection with (check the appropriate box):
     a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934.
     b. [ ] The filing of a registration statement under the Securities Act of 1933.
     c. [ ] A tender offer.
     d. [ ] None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            Calculation of Filing Fee
--------------------------------------------------------------------------------
Transaction valuation is based on approximately             Amount of filing fee
70,000 shares being purchased at $.10 per share cash.             $14.00
                                                                  ------
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Rule O-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $14.00

Form or Registration No.:  Rule 13e-3 Transaction Statement

Filing Party:  EAC Industries, Inc.

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

     (a) EAC Industries, Inc. 2111 Claridge Lane, Northbrook, Illinois
60062-8615

     (b) Common Stock, $.10 per share, 2,885,521 shares outstanding as of December 31, 1999, which were held by approximately 750 shareholders of record.

     (c) Information with respect to the principal market in which such securities are being traded, the range of high and low bid quotations for each quarterly period during the past two years, and the source of such quotations is set forth in the Preliminary Proxy (as defined below) at page 15 under "General Information."

     (d) Information with respect to dividends which have been paid during the past two fiscal years with respect to such class of securities, and restrictions on the issuer's present or future ability to pay such dividends is set forth in the Preliminary Proxy at page 15 under "General Information."

     (e) N/A

     (f) With respect to purchases of such securities made by the issuer or its affiliates since the commencement of the issuer's second full fiscal year preceding the date of this Schedule, the amount of such securities purchased, the range of prices paid for such securities and the average purchase price for each quarterly period of the issuer during such period are as follows: None, except as disclosed at page 13 of the issuer's preliminary proxy materials attached hereto as Exhibit A ("Preliminary Proxy") under the caption "Fairness."

ITEM 2.   IDENTITY AND BACKGROUND

The person filing this statement is the issuer of the class of equity securities which is the subject of the subject Rule 13e-3 transaction.

With respect to the officers, directors, and control persons all the Company, the names, business addresses, citizenship, present principal occupations, currently and for the last five years, are all set forth in the Preliminary Proxy at page 17 under the caption "Election of Directors." With respect to such persons, the response to paragraph 2e and 2f hereof in each instance is\ "not applicable."

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

     (a) N/A

     (b) The contacts or negotiations concerning the matters referred to in Item 3(a)(2) which have been entered into or which have occurred since the commencement of the issuer's second full fiscal year preceding the date of

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

this schedule (i) between any affiliates of the issuer of the class of securities which is the subject of the subject Rule 13e-3 transaction; or (ii) between such issuer or any of its affiliates and any person who is not affiliated with the issuer and who would have a direct interest in such matters are set forth in the Preliminary Proxy at pages 4 to 6 thereof under the caption "Background of the Proposal."

ITEM 4.   TERMS OF THE TRANSACTION

     (a) The material terms of the subject Rule 13e-3 transaction are set forth in the Preliminary Proxy at page 4 thereof under the heading "The Proposal."

     (b) A term or arrangement concerning the subject Rule 13e-3 transaction relating to any security holder of the issuer which is not identical to that relating to other security holders of the same class of securities of the issuer is set forth in the Preliminary Proxy at pages 4-6 under the heading
"Background of the Proposal."

ITEM 5.   PLANS OF PROPOSALS OF THE ISSUER OR AFFILIATE

     As of this date there is no plan or proposal of the issuer or its affiliates regarding activities or transactions which are to occur after the subject Rule 13e-3 transaction which relate to or would result in:

     (a) An extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries;

     (b) A sale or transfer of a material amount of assets of the issuer or any of its subsidiaries;

     (c) Any change in the present board of directors or management of the issuer including, but not limited to, any plan or proposal to change the number or term of directors, to fill any existing vacancy on the board or to change any material term of the employment contract of any executive officer;

     (d) Any material change in the present dividend rate or policy or indebtedness or capitalization or the issuer;

     (e) Any other material change in the issuer's corporate structure or business;

     (f) As described in the Preliminary Proxy at page 6 under caption "Purpose of the Reverse Stock Split Proposal," one of the intended effects of the Reverse Stock Split Proposal is that a class of equity securities of the issuer would become eligible for termination of registration pursuant to Section 12(g)(4) of the Act;

     (g) As described in the Preliminary Proxy at page 6 under caption "Purpose of the Reverse Stock Split Proposal," one of the intended effects of the Reverse Stock Split Proposal is that the suspension of the issuer's obligation to file reports pursuant to Section 15(d) of the Act would be accomplished.

ITEM 6.   SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

     (a) The source and total amount of funds or other consideration to be used in the subject Rule 13e-3 transaction is set forth in the Preliminary Proxy on page 15 under "General Information."

     (b) A statement of all expenses incurred or estimated to be incurred in connection with the Rule 13-e-3 transaction including, but not limited to, filing fees, legal, accounting and appraisal fees solicitation expenses and printing costs is set forth in the Preliminary Proxy on page 15 under "General Information."

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

     (c) No funds or other consideration is, or is expected to be, directly or indirectly borrowed for the purpose of the subject Rule 13e-3 transaction.

     (d) N/A

ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS

     (a) The purpose(s) for the subject Rule 13e-3 transactions are set forth in the Preliminary Proxy at pages 6 to 7 thereof under the caption "Purpose of the Reverse Stock Split Proposal."

     (b) The issuer and its affiliates considered alternative means to accomplish such purpose(s) and such alternative(s) and the reason(s) for their rejection are set forth in the Preliminary Proxy at pages 4 to 6 thereof under the captions "Background of the Proposal" and "Alternatives Considered By the Board of Directors" at pages 14-15.

     (c) The reasons for the structure of the Rule 13e-3 transaction and for undertaking such transaction at this time are set forth at pages 4 to 6 of the Preliminary Proxy at caption "Background of the Proposal" and at pages 14-16 under "Alternatives Considered By the Board of Directors."

     (d) The effects of the Rule 13e-3 transaction on the issuer, its affiliates and unaffiliated security holders, including the federal tax consequences thereof are set forth at pages 4, 6 and 7 of the Preliminary Proxy under captions "The Proposal," "Purpose of the Proposal" and "Federal Income Tax Consequences of the Proposal."

ITEM 8.   FAIRNESS OF THE TRANSACTION

     (a) The issuer believes that the subject Rule 13e-3 transaction is fair to unaffiliated security holders of the issuer, which view was unanimously endorsed by the Board of Directors of the issuer. For further information on such viewpoint, see pages 12 to 14 of the Preliminary Proxy under the caption "Fairness."

     (b) Set forth in the Preliminary Proxy at pages 12 to 14 under the caption "Fairness" thereof is a discussion of the material factors upon which the belief stated in Item 8(a) is based and, to the extent such exists, the weight assigned to each such factor. As set forth in such discussion, the factors which were given weight, to the extent deemed practicable and reliable, in determining the fairness of a transaction to unaffiliated security holders and the relative weight, if any, which was given to them in the determination whether the consideration offered to unaffiliated security holders constitutes fair value were:

          (1)  current market prices;

          (2)  historical market prices;

          (3)  net book value;

          (4)  going concern value;

          (5)  liquidation value;

          (6) the purchase price paid in previous purchases disclosed in Item 1(f) of this Schedule;

          (7) any report, opinion, or appraisal described in Item 9; and

          (8) any firm offer of which the issuer or affiliate is aware made by any unaffiliated person, other than the person filing this statement, during the preceding eighteen months for (A) the merger or consolidation of the issuer into or with such person or of such person into or with the issuer, (B) the sale or other transfer of all or any substantial part of the assets of the issuer or (C) securities of the issuer which would enable the holder thereof to exercise control of the issuer.

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

     (c) The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required.

     (d) A majority of directors who are not employees of the issuer did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for the purposes of negotiating the terms of the Rule 13e-3 transaction and/or preparing a report concerning the fairness of such transaction.

     (e) The Rule 13e-3 transaction was approved by a majority of the directors of the issuer who are not employees of the issuer.

     (f) N/A

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

     (a) Neither the issuer nor its affiliate(s) has received any report, opinion (including an opinion of counsel) or appraisal from an outside party which is materially related to the subject Rule 13e-3 transaction including but not limited to, any such report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to security holders of the class of securities which is the subject of the Rule 13e-3 transaction or the fairness of such transaction to the issuer or affiliate or to security holders who are not affiliates.

     (b) N/A

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER

     (a) With respect to the class of equity security to which the subject Rule 13e-3 transaction relates, the aggregate amount and percentage of securities beneficially owned as of the most recent practicable date by each affiliate, by each person enumerated in Instruction C of this Schedule or by any associate or majority owned subsidiary of the issuer or affiliate, and the name and address of any such persons is set forth in the Preliminary Proxy at page 15 under the heading "General Information."

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

     (b) No transactions in the class of equity securities of the issuer were effected during the past 60 days by the issuer or by the persons named in response to paragraph (a) of this Item.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES

     All contracts, arrangements, understandings or relationships (whether or not legally enforceable) in connection with the subject Rule 13e-3 transaction between the issuer (including any person enumerated in Instruction C of this Schedule) and any person with respect to any securities of the issuer (including, but not limited to, contracts, arrangements, understandings or relationships concerning the transfer or the voting of any such securities, joint ventures, loan or option arrangements, put or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies, consents or authorizations), have been disclosed in the Preliminary Proxy attached hereto at page 6 under caption "Purpose of the Proposal."

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

     (a) The present intention with regard to the subject Rule 13e-3 transaction indicating whether or not any executive officer, director or affiliate of the issuer or any person enumerated in Instruction C of this statement, and securities with respect to which such person holds proxies, will be voted and the reasons therefor have been disclosed in the Preliminary Proxy attached hereto at page 7 thereof under the caption "Vote Required; Vote of Principal Stockholders."

     (b) Certain persons named in paragraph (a) of this item have made a recommendation in support of the subject Rule 13e-3 transaction and the reasons for such recommendation have been disclosed in the Preliminary Proxy attached hereto at page 12-15 thereof under captions "Fairness" and "Alternatives Considered By the Board of Directors."

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION

     (a) Appraisal rights are not provided under applicable state law, under the issuer's articles of incorporation will be voluntarily accorded by the issuer only to affected security holders (those whose shares may be converted to cash) in connection with the subject Rule 13e-3 transaction. Such rights are described in the Preliminary Proxy Statement attached hereto at page 7 under the caption "Dissenters' Rights of Appraisal."

     (b) N/A

     (c) N/A

ITEM 14.  FINANCIAL INFORMATION

     (a) The following financial data concerning the issuer is included in the Issuer's 10-KSB Annual Report to the Securities and Exchange Commission for the fiscal year ended January 31, 1999 (the "10-K") attached hereto as Exhibit g; or in the Issuer's most recent SEC Form 10-QSB with respect to the 9-months fiscal period ended October 31, 1999 (the "10-Q") attached hereto as Exhibit h; and/or is included in the Preliminary Proxy enclosed herewith. The issuer intends to mail the 10-KSB/Annual Report with the Final Proxy as part of its annual meeting obligations under Regulation 14A.

          (1) Audited financial statements for the two fiscal years required to be filed with the issuer's most recent annual report under Sections 13 and 15(d) of the Act;

          (2) Unaudited balance sheets and comparative year-to-date income statements and statements of cash flows and related earnings per share amounts required to be included in the issuer's most recent quarterly report filed pursuant to the Act;

          (3) Ratio of earnings to fixed charges for the two most recent fiscal years and the interim periods provided under Item 14(a)(2); and

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

          (4) Book value per share as of the most recent fiscal year end and as of the date of the latest interim balance sheet provided under Item 14(a)(2).

     (b) Pro forma data disclosing the effect of the subject Rule 13e-3 transaction on:

          (1) The issuer's balance sheet as of the most recent fiscal year end and the latest interim balance sheet provided under Item 14(a)(2);

          (2) The issuer's statement of income, earnings (loss) per share amounts, and ratio of earnings to fixed charges for the most recent fiscal year and the latest interim period provided under Item 14(a)(2); and

          (3) The issuer's book value per share as of the most recent fiscal year end and as of the latest interim balance sheet date provided under
     Item 14(a)(2), are not provided as such effects are not material.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

     (a) N/A

     (b) N/A

ITEM 16.  ADDITIONAL INFORMATION

     N/A

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS

     Attached are copies of the following Exhibits:

     (a) N/A

     (b) N/A

     (c) Any document setting forth the terms of any contract, arrangements or understandings or relationships referred to in Item 11 of this schedule; and

     (d The disclosure materials (in their revised version) to be furnished to security holders in connection with the transaction pursuant to the subject Rule 13e-3(d) [Section 240.13e-3(d)] are set forth at Exhibit A.

     (e) A detailed statement describing the appraisal rights and the procedures for exercising such appraisal rights which are referred to in Item 13(a) of this schedule is set forth in the Preliminary Proxy at pages 8-9 thereof under the caption "Dissenters' Rights of Appraisal." Also, the entire relevant New York Statute is as set forth at Annex A to the Proxy Statement.

     (f) N/A

     (g) Form 10-KSB Report for the Fiscal Year Ended January 31, 1999, as amended.

     (h) Form 10-QSB Report for the Fiscal Period Ended October 31, 1999, as amended.

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

                                    SIGNATURE
     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

EAC INDUSTRIES, INC.


February 15, 2000                          (Date)
-------------------------------------------

/s/ Peter B. Fritzsche                     (Signature)
-------------------------------------------

Chairman of the Board and Chief Executive Officer

                                                                       EXHIBIT A

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the Registrant  |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|X| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14c-6(e)(2))
|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|_| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:  $14.00

(2) Form, Schedule or Registration Statement No.:  Schedule 13e-3

(3) Filing Party:  EAC Industries, Inc.

(4) Date Filed:  September 22, 1999

                              EAC INDUSTRIES, INC.

                               2111 CLARIDGE LANE

                            NORTHBROOK, IL 60062-8615

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement, which is being mailed to shareholders on or about February ___, 2000 is furnished in connection with the solicitation of proxies by the Board of Directors of EAC Industries, Inc., a New York corporation ("EAC" or the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the time and place and for the purposes specified in the enclosed Notice.

     You are requested to complete, date and sign the accompanying proxy and return it promptly to the Company in the enclosed envelope. Proxies duly executed and received in time for the meeting will be voted at the meeting in accordance with the instructions thereof. Such proxies may, nevertheless, be revoked at any time prior to the voting thereof.

     Two important matters will be brought before the Annual Meeting for shareholder consideration: a reverse stock split which, if adopted, will result in the Company ceasing to be a reporting company to the Securities and Exchange Commission, and the election of directors. As discussed herein, the Board of Directors has recommended the reverse stock split proposal to the shareholders for adoption. The Board of Directors may be deemed to have a conflict of interest in this regard because they devised and priced the proposal. Under the proposal, holders of 199 shares or fewer will have their shares converted into the right to receive $.10 per share. As of January 31, 2000 the Company had a book value of approximately $.17 per share and available cash resources of $.21 per share. Adoption of the proposal will require a vote of a majority of the outstanding shares. See Proposal No. 1 below.

     The Board of Directors has fixed the close of business on December 31, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The transfer books of the Company will not be closed; rather, only shareholders of record as of December 31, 1999 will be entitled to vote at the Annual Meeting. As of December 31, 1999, there were 2,885,521 shares of common stock outstanding, the holders of which are entitled to one vote per share on all matters presented at the meeting. Directors are elected by a plurality of votes cast. Under the law of New York, EAC's state of incorporation, "votes cast" at a meeting of stockholders by the holders of Shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on EAC's understanding of state law requirements. To the best knowledge of the Company, there is one shareholder owning more than 5% of the Company's Common Stock. See "Principal Holders of Securities."

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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                              EAC INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH ___, 2000

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of EAC INDUSTRIES, INC., a New York corporation (the "Company"), will be held at the office of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, 26th Floor, Chicago, IL 60603 on March __, 2000 at 8:30 a.m., local time, for the following purposes:

          1. To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional Shares in the amount of $.10 per share and immediately thereafter to reclassify such resulting whole, or partial, Shares on a 200 for 1 basis.

          2.   To elect four (4) Directors.

          3. To transact such other business as may properly come before said Annual Meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on December 31, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting or any adjournments thereof. The transfer books of the Company will not be closed.

                       By Order of the Board of Directors


                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO

February __, 2000

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     Proxies in the accompanying form, which are properly executed, marked, duly returned and not revoked, will be voted as directed. Unless otherwise indicated, such proxies will be voted in favor of the election of the four nominees for directors of EAC whose names appear below and for Proposal No. 1, the Reverse Stock Split. Directors of EAC are to be elected at its Annual Meeting to hold office until the next Annual Meeting of Shareholders and until the election of their respective successors.

                                 PROPOSAL NO. 1
                                 --------------

       PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE HOLDERS OF 199 SHARES OR FEWER BY EFFECTING A
  REVERSE STOCK SPLIT OF THE COMMON STOCK AND A SUBSEQUENT FORWARD STOCK SPLIT
    OF THE COMMON STOCK AND BY PAYING FRACTIONAL SHARES AT THE RATE OF $.10
                                   PER SHARE

     The Proposal. The Board of Directors has approved, and has directed that the same be presented for shareholder approval at the Annual Meeting, a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Reverse Stock Split Amendment") to (a) effect a 200 to 1 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.10 par value, through a reclassification of the Common Stock pursuant to which each 200 Shares of Common Stock outstanding as of the close of business on the effective date of the amendment would be reclassified into one (1) new share of Common Stock, $.10 par value, and (b) authorize an immediately subsequent reclassification with a forward split of the new Common Stock (the "Forward Stock Split") pursuant to which each holder of the reclassified Common Stock at such moment would receive 199 additional Shares (or a proportionately appropriate smaller number for holding not divisible by 200) of reclassified Common Stock for each one (1) share of reclassified Common Stock held as of such moment. No fractional Shares would be issued pursuant to the reclassification and certain holders who would otherwise be entitled to receive a fractional share in the Reverse Stock Split will receive cash at the rate of $.10 per share in lieu of their fractional share interests. At the date hereof, the bid and asked prices for the Common Stock were $____ and $____, respectively. As of such date, the book value per share and available cash per share were approximately $_____ and $_____ respectively. If the holders hold 199 Shares or less, their holdings are to be converted into the right to receive cash; if their holdings are 200 Shares or more, any fractional Shares otherwise due would be temporarily established on the books of the Company. The Reverse Stock Split and the Forward Stock Split are herein referred to collectively as the "Reverse Stock Split Proposal." The effect of the Reverse Stock Split Proposal is that all holders of 200 Shares of Common Stock or more would have NO change in their stock holdings; holders of less than 200 Shares ("fraction holders") would only be entitled to cash in lieu of fractional Shares.

     Background of the Proposal. At its meeting following the 1998 Annual Meeting of Shareholders held on November 19, 1998, the Board of Directors considered the deteriorating results of operation and future prospects of the Company. It was determined at that meeting that the Goodren Products subsidiary would be sold to its management. Goodren had been experiencing lower sales and profitability under the Company's ownership in recent years. The Board of Directors also concluded that, if the sale of Goodren could be accomplished, leaving only the Flexible Printed Products subsidiary as an operating entity, the Company's existing operating and

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administrative overhead, particularly related to its SEC reporting obligations, no longer could be sustained.

     The Board of Directors then began an examination of a possible liquidation of the Company at its December meeting, but concluded that such an initiative was not feasible, given the relatively high expense of maintaining EAC as "liquidating entity" until all of the various contingent liabilities related to its former businesses were resolved. These contingencies included those related to previous obligations of former businesses and also to contractual warranties and indemnities given to purchasers of the businesses, some of which obligations were still outstanding. No estimate of a necessary contingency reserve account was established however. A representative of Vedder Price Kaufman & Kammholz, the Company's outside legal counsel, was present at the meeting, and he advised the Board on the expenses and feasibility of liquidating a public company such as EAC. Although no estimate of expenses was prepared or given, the Vedder Price attorney advised the Board that public companies rarely liquidate because transactional and interim expenses are almost always higher than an outright sale or merger. Peter Fritzsche, as the Company's largest shareholder, was not interested in a liquidation of the Company that would not produce an obvious benefit for the shareholders as a whole. The Board of Directors was advised by Mr. Fritzsche and the Vedder Price attorney that the negative aspects of a possible liquidation were so detrimental that further inquiry about the possible sale of the Company's Flexible Printed Products subsidiary was not warranted.

     Several board members inquired about the feasibility of "going private" or eliminating the Company's SEC reporting obligation. The techniques normally employed to achieve this result were discussed in general terms and the reverse stock split technique and a buyout of some or all of the "publicly-held" shares by the Company or Mr. Fritzsche personally, was also discussed. With the Company in the process of selling its money - losing operations, overall sales volume had been reduced by approximately 75% over the prior three years, and with profitably from operations still not being reasonably foreseeable, the Board believed that a return to profitability and positive cash flow required strong action. The Board asked Mr. Fritzsche to investigate a "going private" transaction and report back to the Board.

     The Board next met on January 29, 1999 by telephone to discuss the pending sale of Goodren Products and discussed in general terms the feasibility of a "going private" transaction but no specific proposals were discussed.

     The Board of Directors met in Chicago on May 5, 1999 and during the meeting Mr. Fritzsche again introduced the issues of reduction of corporate overhead and the possibility of a "going private" transaction. A representative of Vedder Price discussed the techniques and legalities of a "going private" transaction with the Board and advised that, given the state of the Company's current operations and prospects, action to deregister under the 1934 Act was advisable. The Board of Directors determined that John B. Millet, Jr. and E. Donald McKenzie, Jr., the two directors who were not affiliated with the Fritzsche Group (as defined below), would act as a Special Committee to review any proposal to be submitted to the shareholders. The Special Committee was given "plenary authority" over the issue. If the Special Committee did not approve the strategic initiative, the Board as a whole agreed not to approve it. However, Peter B. Fritzsche and P. Bartley Fritzsche, both directors of the Company, were not to be legally bound to vote for such proposal as stockholders, which factor the Special Committee took into consideration in its deliberations. As noted below, the Fritzsche Group owns approximately 34% of the shares of EAC.

     The Special Committee asked Peter Fritzsche to examine the feasibility of a purchase of all Company shares held by the non-affiliated stockholders, either by merger or reverse stock split, or, in the alternative, a cash purchase of just enough shares to reduce the number of shareholders below the SEC reporting threshold.

     Mr. Fritzsche reported back to the Special Committee informally in subsequent weeks on his concerns that a complete purchase of the shares held by unaffiliated stockholders would be too risky in terms of the need to conserve the Company's cash resources and, due to the requirements of the

Company's governing corporate charter, which would require an 80% approving vote of the shareholders in such instance, and which was very unlikely to be obtained based on the shareholders' historic voting patterns. Mr. Fritzsche had noted that the 1997 Reverse Stock Split Proposal (as defined below) had obtained only a 72% vote of the outstanding shares and he was unwilling to risk the expense of a transaction that was not probable of obtaining an 80% vote of the outstanding shares. The Board of Directors agreed with management's conclusion that a buyout of all the Company's "publicly-held" shares would severely deplete its financial resources, which was unacceptable given its ongoing losses and its need to reduce administrative costs as noted above.

     On June 14, 1999, Mr. Fritzsche submitted a formal written proposal recommending the Reverse Stock Split Proposal for the Special Committee's consideration, and provided the Special Committee with relevant financial and other information concerning the proposal. Mr. Fritzsche did not recommend a specific price. The proposal outlined the cost savings sought to be achieved, estimated transaction expenses, possible prices for the shares held by those owning 1999 and fewer shares based on trading prices, book value, cash asset value and sale as a going concern value. The Board of Directors met on June 24, 1999 and the Special Committee reported that they had examined the proposal in detail and we're prepared to reconsider it so long as the price was $.10 per share, the highest recent "ask" price reported for the shares. A representative from Vedder Price participated in the meeting and the Special Committee and the Board of Directors again examined the proposal in detail and the Special Committee agreed to the proposal, and the Board of Directors unanimously approved it. See "Fairness" below.

     Purpose of the Proposal. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record of the Company below 300 thereby enabling the Company to terminate registration of the Shares under, and be relieved of the periodic reporting, proxy solicitation and other information requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the expenses associated with such reporting requirements. As of December 31, 1999, the Company had approximately 425 shareholder accounts of record in the 1 to 199 Share range aggregating 44,000 Shares. Based on approximately 1,350 shareholder accounts overall and 2,285,521 Shares outstanding, shareholders with 199 or fewer Shares constituted approximately 31% of the Company's shareholders and approximately 55% of its shareholders of record, but accounted for about 2% of the Shares outstanding. Expenses directly and indirectly attributable to reporting requirements of the Exchange Act were approximately $100,000 in fiscal 1999, which is approximately $.04 per share. However, it is not feasible to exactly estimate this anticipated expense savings due to the nature of the cost savings, as well as the Company's ongoing need, following SEC deregistration, to conduct annual meetings and the Company's intent to send audited financial statements to the shareholders annually, the costs of which (estimated at $5-6,000) would offset, in part, these savings.

     Upon termination of registration under the Exchange Act, the Shares will cease to be authorized for quotation on NASDAQ and shareholders should expect a very limited public market for their Shares as a result. The Company estimates the Shares outstanding will be reduced by approximately 65,000 Shares after payment for fractional Share interests, assuming no shareholders round up (i.e. purchase additional shares to reach 200 in total so as to avoid having their shares converted to cash). The effect of the Reverse Stock Split Proposal will not increase the holdings of Peter B. Fritzsche and members of his immediate family (Ruth Fritzsche, Bartley Fritzsche, Kathleen Fritzsche and David Fritzsche, collectively the "Fritzsche Group"). Mr. Fritzsche and the other members of the Fritzsche Group have informed the Company of their intention to dispose of the Shares representing the increase in their percentage ownership if the Reverse Stock Split Proposal is adopted and before the charter amendment making effective the proposal is filed with the Secretary of State of New York for record. By doing so, they will eliminate the need for a "super majority vote" or 80% vote of the shareholders on the Reverse Stock Split Proposal, as would have been required pursuant to the Company's Amended and Restated Certificate of Incorporation. The Board of Directors believes that this undertaking is necessary to avoid the 80% "super majority vote" applying to the proposal - a vote the Board of Directors does not believe the Company could obtain. The sale/gift of Shares by the Fritzsche Group must be pro rata; it must be to persons other than the Board of Directors; and the failure of the Fritzsche Group to affect such a disposition could render the charter amendment necessary to achieve the Reverse Stock Split Proposal illegal under relevant New York law.

     The Shares will be eligible for removal from the Federal Reserve Board's OTC margin list upon termination of registration under the Exchange Act. As noted above, the Company believes termination of registration under the Exchange Act will result in savings in management time and out-of-pocket expenses. See "SPECIAL FACTORS - Effects of Reverse Stock Split."

     Although the Board did not retain an appraiser, an unaffiliated representative or separate legal counsel to evaluate the Reverse Stock Split Proposal or the price to be paid for fractional Share interests, the price to be paid for fractional New Share interests was determined after considering a number of factors, including the price per Share paid by the Company and affiliates of the Company for acquisition of Shares in various transactions since 1997, including acquisitions pursuant to a reverse stock split made in November, 1997, as well as recent market prices of the Company's Shares and shareholders' equity and available cash resources per Share, and other factors. See "SPECIAL FACTORS - Fairness."

     Federal Income Tax Consequences of the Proposal. Fractional holders who receive cash for all of their Shares under the Reverse Stock Split Proposal will recognize a capital gain or loss, depending on the tax basis of the Shares, provided the Shares were held as capital assets.

     Vote Required; Vote of Principal Shareholders. In order to effect the Reverse Stock Split Proposal, the Company's Amended and Restated Articles of Incorporation must be amended, which requires the approval of a majority of the outstanding Shares. Members of the Fritzsche Group own, in the aggregate, 34% of the Company's outstanding Shares, and other members of the board of Directors own 46,575 Shares (2%) and the Company is advised that all such Shares will be voted in favor of the Reverse Stock Split Proposal. Approval of a majority of unaffiliated shareholders is not required or being sought.

     Certain Provisions of EAC's Charter and the New York Corporate Law. Certain provisions of the Restated Certificate of Incorporation and New York law may delay, deter or prevent a stockholder or group of stockholders from taking corporate action or gaining control of the Company. For example, Article Thirteen of the Company's Restated Certificate of Incorporation imposes certain voting and other requirements on certain mergers and other combinations (including a reverse stock split) involving certain affiliated parties of the Company. Section 912 of the New York Corporation Law imposes essentially the same limitations on such transactions. The Reverse Stock Split Proposal is not subject to such charter and statutory voting and other requirements because of the Fritzsche Group's intended disposition of shares as discussed herein.

     Financial Information. Summary financial information for the Company is set forth below under the caption "Summary Financial Information."

     Dissenters' Rights of Appraisal. Under applicable New York law, any stockholder of the Company entitled to receive the Reverse Stock Split Consideration is NOT entitled to demand the fair value of his Shares if the Reverse Stock Split Proposal is approved and becomes effective. Nevertheless, the Board of Directors of the Company has decided to afford stockholders of the Company whose Shares of the Company are converted into the right to receive cash and who timely object to such action ("Dissenting Shareholders") with statutory appraisal rights. Following is a summary of the applicable provisions of Section 623 of the New York Business Corporation Law, which describes the appraisal rights of dissenting stockholders. This summary should be read with the full text of Section 623, a copy of which is attached hereto as Appendix B. We urge any Company stockholder who intends to exercise his appraisal rights to review Appendix B carefully and to consult with legal counsel so as to assure strict compliance with its provisions.

A vote in favor of the Reverse Stock Split Proposal will constitute a waiver of your right to demand appraisal of your Company common stock.

     Who May Exercise Statutory Appraisal Rights. Holders of Company common stock who are entitled to receive cash upon the effectiveness of the Reverse Stock Split Proposal and who follow the procedures set forth in the law will be entitled to have their Company common stock appraised by a court and to receive payment in cash of the "fair value" of their Shares, together with a fair rate of interest, if any, as determined by the court. Company stockholders considering seeking appraisal rights in respect of their Shares should be aware that the fair value of the Shares under Section 623 could be more than, less than or equal to the Reverse Stock Split Consideration.

     Procedure for Exercising Statutory Appraisal Rights. A Company stockholder who wishes to exercise his appraisal rights must: (a) deliver to the Company prior to or at the annual meeting a written objection; and (b) not vote in favor of the Reverse Stock Split Proposal. A demand for appraisal should be executed by or on behalf of the holder of record, as such holder's name appears on the stock certificate. If the Company Shares in question are held in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity. If the Shares are owned of record by more than one person, the demand should be executed by or on behalf of all joint owners. All demands for appraisal must be made in writing and must be sent or delivered to the Company at 2111 Claridge Lane, Northbrook, Illinois 60062-8615, Attn.: President.

     Any holder of Company stock who has demanded an appraisal in compliance with Section 623 will not, from and after the Effective Time of the Reverse Stock Split Proposal, be entitled to vote the Shares subject to the demand for any purpose or be entitled to the payment of any future dividends or other distributions on the Company common stock.

     Within ten days after the Annual Meeting, the Company will be required to notify each stockholder who has complied with the provisions of Section 623, and who has not voted in favor of the Reverse Stock Split Proposal, of the approval of the Reverse Stock Split Proposal. Within 15 days after the Effective Time of the Reverse Stock Split Proposal, any stockholder who has complied with the requirements for exercise of statutory appraisal rights will be entitled to receive from the Company an offer setting forth what the Company considers to be the fair value for such Shares (the Board of Directors has determined that such currently is $.10 per share), the aggregate number of Shares of Company common stock not voted in favor of the Reverse Stock Split Proposal and with respect to which demands for appraisal have been received, and the aggregate number of holders of such Shares.

     Determination of Fair Value. The statute provides for a procedure for the Company and the dissenting stockholder to reach an agreement as to the Fair Value. Within a statutorily prescribed time period, the Company or any stockholder who has complied with the statutory requirements may file a petition in a court of proper jurisdiction demanding a determination of the fair value of the Company common stock. If a petition for appraisal is timely filed, stockholders entitled to appraisal rights may receive notice of the time and place of a hearing on the petition. After the hearing, the court will determine the stockholders entitled to statutory appraisal rights and the "fair value" of their EAC stock.

     Costs of Appraisal Action. The costs of an appraisal action may be determined by the court and taxed upon the parties as it deems consistent with the statement. The court may also order that all or a portion of the expenses incurred by any stockholder in connection with appraisal, including reasonable attorneys' fees and the fees and expenses of any experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Company Shares entitled to appraisal.

     Loss of Appraisal Rights. If any stockholder who properly demands appraisal rights of his Company common stock under Section 623 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided under New York law, that stockholder's Shares will be converted into the right to receive the Reverse Stock Split Consideration. A stockholder will fail to perfect, or effectively lose, his appraisal rights if, among other things, no petition for appraisal is filed within the statutory time limit after the Effective Time or if the stockholder delivers to the Company a written withdrawal of his demand for appraisal and acceptance of the Reverse Stock Split Proposal.

                                           SUMMARY FINANCIAL INFORMATION

         The following is summary financial information for (i) the two most recent fiscal years and (ii) the latest year-to-date interim period and corresponding interim period of the preceding year of the Company:


                                                                          Nine-Month Period ended
                                         Year ended January 31,                 October 31,
                                         ----------------------                 ----------
                                          1999           1998              1999            1998
                                          ----           ----              ----            ----
Income Statement:
     Net sales                        $1,436,489     1,669,739           1,139,368        1,141,673
     Loss from operations               (425,737)     (195,549)            (66,452)        (248,776)
     Loss from continuing               (226,040)     (696,885)            (19,904)        (266,394)
       operations
     Net loss                           (240,030)   (1,000,495)            182,716         (107,918)

Balance Sheet (at end of
period):
     Working capital                     445,731       755,321             545,500          700,072
     Total assets                      1,327,035     1,700,359           1,431,152        2,054,798
     Total assets less excess of
       cost of assets acquired
       over book value                 1,164,414     1,523,350           1,279,322        1,888,580
     Shareholder's equity                527,723       818,132             641,933          811,233

Per share:
     Loss from operations              $   (0.15)    $    (.08)          $     (.02)      $     (.09)
     Loss from continuing
       operations                      $   (0.15)    $    (.30)          $     (.01)      $     (.09)
     Net income (loss)                 $   (0.15)    $    (.43)          $      .05       $     (.04)

Ratio of earnings to fixed                   N/A           N/A               N/A            N/A
charges
Book value per share                   $    0.17     $     .35           $      .22       $      .35

Tangible book value per                $    0.11     $     .28           $      .17       $      .28
share

Complete financial information can be obtained by examination of the Company's 10-KSB / Annual Report to Shareholders accompanying this Proxy Statement as well as the 10-QSB for the fiscal period ended October 31, 1999 which will be forwarded to a shareholder upon request.

                                SPECIAL FACTORS
                                ---------------

EFFECTS OF REVERSE STOCK SPLIT.

     On the Effective Date it is expected that the number of shareholders will be reduced to fewer than 300 persons. The Company will file the appropriate certification with the SEC to terminate registration of the Shares under Section 12(g)(4) and 15(d) of the Exchange Act, which termination will become effective not more than 90 days after the Company files a certificate of termination. Thereafter, shareholders will no longer receive informational material such as the annual report and proxy materials in their present format. Also as of that date, no further periodic reports which would have been filed with the SEC will be filed and will not be available to shareholders. In addition, upon termination of registration the Company's principal shareholders, directors and officers will no longer be subject to certain insider reporting and trading rules under the Exchange Act. At this time the Company does not contemplate sending proxy solicitation material to holders of Shares in the future, although notices of any meetings of shareholders will be sent as required by the New York Business Corporation Act. The Company does intend, however, to send shareholders annually financial statements prepared under generally accepted accounting principles. The Company has estimated the expenses of this undertaking to provide audited financial statements at $4-6,000, and such costs will offset, in part, the expected expense savings described above. These financial statements will be audited by the Company's accountants but the Company will not be legally committed to disseminating audited financial statements in future years. The Company has no present plans to send shareholders interim reports on results of operations. Such interim reports are not required under applicable law or the By-laws of the Company.

     The Shares have been traded in the Over-The-Counter Market. Following the effective date of termination of registration under Section 12(g)(4) and 15(d) of the Exchange Act, the Shares will cease to be authorized for quotation by NASD members and, therefore, shareholders may encounter significantly more difficulty in disposing of their Shares. One possible effect of not being authorized for quotation by NASD members is a reduction in the value of the shares due to further loss of liquidity, loss of market makers and loss of news coverage. In addition, the number of Shares outstanding may not be sufficient to support a trading market, active or otherwise. Consequently, shareholders should expect a very limited public trading market for the Shares, if at all. Remaining shareholders who desire to sell their Shares may be dependent to a great extent upon the Company's willingness to purchase Shares. Neither the Company nor members of the Fritzsche Group has any present specific plan or proposal to make a tender offer or to purchase Shares in the future. Moreover, there is no intent to accomplish another Reverse Stock Split. Furthermore, it is unlikely that any person desiring to acquire control of the Company would be interested in acquiring small holdings of Shares and, therefore, any future opportunities for sale may be limited to persons with substantial holdings such as members of the Fritzsche Group.

     On the Effective Date, the Company estimates that Shares outstanding will be reduced by approximately 65,000 Shares after payment for all fractional Share interests. The effect on the holdings of the Fritzsche Group, assuming no shareholders round up, will be an increase from approximately 34% to approximately 35%. As noted, the Fritzsche Group intends to dispose of a sufficient number of Shares to keep its shareholder interest unchanged.

     The Shares are currently classified by the Federal Reserve Board as "OTC margin stock." As such, certain lenders, including banking institutions and brokers, are prohibited from making loans for the purpose of purchasing or carrying the Shares, if secured directly or indirectly by the Shares, in an amount in excess of 50% of the market value of such Shares. If registration of the Shares is terminated under Section 12(g)(4) and 15(d) of the Exchange Act, the Shares would be eligible for removal from the Federal Reserve Board's OTC margin list. Such removal should have no practical effect because brokers typically will not lend on shares with a stock price as low as the Company's. Nevertheless, removal from the margin list will not improve the market for EAC's shares.

     Notwithstanding approval of the Reverse Stock Split Proposal, after the Effective Date the officers and directors of the Company will continue to owe fiduciary obligations to shareholders under New York law.

FAIRNESS.

     The Company and its Board of Directors reasonably believe that the Reverse Stock Split Proposal is fair to all unaffiliated shareholders of the Company. See "Background of the Reverse Stock Split Proposal" above. On June 21, 1999, the Company's Board of Directors unanimously approved the Reverse Stock Split Proposal. This approval was based on the recommendation by John B. Millet, Jr. and E. Donald McKenzie, Jr., appointed as a Special Committee of the Board of Directors for this purpose and given the plenary authority by the Board of Directors to approve or reject Company management's Reverse Stock Split Proposal. The Board of Directors was of the view that two independent directors, as informed businessmen, could make the necessary analysis. In approving the Reverse Stock Split Proposal, neither the Board of Directors nor the special committee engaged an appraiser to make an independent evaluation of the Reverse Stock Split Proposal nor did it employ the advice of an unaffiliated representative or separate legal counsel to act solely on behalf of the minority shareholders, or to represent the special committee either for the purpose of structuring the Reverse Stock Split Proposal, including a determination of the price to be paid for a fractional Share interest, or for the purpose of preparing a report concerning its fairness. The Board of Directors determined that the cost of retaining an appraiser (at least $25,000), or unaffiliated representative, or even separate legal counsel, was not warranted in light of the considerable expense entailed in relation to the expected cash payments (not more than $8,000) to be made pursuant to the Reverse Stock Split Proposal and in light of rights given to Dissenting Shareholders (see "RIGHTS OF DISSENTING SHAREHOLDERS"). Under New York law shareholders are not entitled to dissenters rights with respect to the Reverse Stock Split Proposal. The Board of Directors has determined to give such rights to stockholders whose Shares will be purchased under the proposal. The Board believes this grant supports its assertion that the price is fair and the process for resolving any dispute over the issue is fundamentally fair.

 Fairness to Shareholders Whose Shares Would be Purchased (199 Shares or Less).
 -----------------------------------------------------------------------------

     Factors Tending to Support Fairness. On an overall basis the Board of Directors has unanimously concluded that the terms of the Reverse Stock Split Proposal are fair to non-affiliated stockholders. The Company's then-current stock price ($.05 per share) on June 24, 1999 was deemed relevant and the Company's vital need to reduce operating expenses and to conserve its cash resources until it, hopefully, resumes profitable operations were deemed very compelling in terms of the overall assessment of fairness. The elimination of operating expenses relating to the Company being an SEC registrant, on an annual basis, of approximately $.04 per share was viewed as very important, particularly in terms of the Company's on-going viability.

     In terms of the shareholders whose shares would be purchased, the Board concluded that the reverse stock split was at a price which was double the market price at the time the Board considered the matter and it provided liquidity for stock which is virtually completely illiquid, and the proposal did not require the stockholders to pay brokerage commissions. Brokerage commissions for the sale of the stock at this price are very material, given the fact that even a low $7 commission (e.g. through e-Trade) is a large fraction of $20 (200 shares x $.10 the reverse stock split price). The Board believed that some liquidity for these small shareholders, even when "forced out" in a reverse stock split, is better than very limited liquidity otherwise.

     The Special Committee and the Board's consideration of the stock price of EAC Industries on June 24, 1999 and relevant prior periods were viewed as being relevant to fairness, but not dispositive of the issue. They were aware that the stock prices may not be indicative of the Shares' true value, given the perceived clear need to be cautious with a stock which trades very infrequently and with very low volume. The Special Committee took into account this sporadic, low trading volume. The Special Committee was aware of the book value, tangible book value, the cash-on-hand value as well as the various trading values and the Special Committee chose $.10 as the price they wanted to use for the Reverse Stock Split Proposal given all relevant facts and constituencies. The Special Committee, and the Board of Directors, as a whole, considered $.10 to be a midpoint between market value (with all of its uncertainties) and the possible, potential sale of the entire company value (which value was never quantified), and assigned $.10 as the fair value to those holders whose shares would be repurchased in the Reverse Stock Split Proposal.

     It should be noted that the expense savings referred to above are irrelevant to holders of fewer than 200 Shares as they will not participate in any such savings and the potential savings were not considered in setting the Reverse Stock Split Proposal price.

     Factors Tending Not to Support Fairness. In determining that it believes that the price to be paid for a fractional Share interest created by the Reverse Stock Split Proposal is fair, the Special Committee and Board of Directors of the Company considered current market prices, including the prices per Share over the last year (see "General Information" below). The Board of Directors recognized that then-current prices may not be indicative of true value due to the very low trading in its shares. Also, the Special Committee and Board considered the prices paid by the Company in its 1997 reverse stock split (the "1997 Reverse Stock Split") ($.28125 per Share) and the price paid by Mr. Fritzsche and other affiliates of the Company in their acquisitions of Shares pursuant to the 1997 rights offering ($.22 per Share) made pursuant to a prospectus dated November 10, 1997 (the "Rights Offering"). On or about January 30, 1998, members of the Fritzsche Group purchased an aggregate of 508,000 Shares at a price of $.22 per Share in the offering. Messrs. Millet and McKenzie bought 23,275 Shares and 500 Shares, respectively, in the Rights Offering at $.22 per share on the same date.

     On December 29, 1997, the Company purchased approximately 29,000 Shares from shareholders owning less than 100 Shares at $.28125 per Share, net to seller, by virtue of a reverse stock split with respect to its "odd-lot holders" owning 100 Shares or less (the "1997 Reverse Stock Split"). The total number of Shares redeemed by the Company in accordance with the terms and conditions of the 1997 Reverse Stock Split was approximately 1% of Shares then outstanding. The funds used by the Company to purchase Shares pursuant to the 1997 Reverse Stock Split were corporate funds.

     The Board of Directors as a whole and the Special Committee do not believe that the prices paid for the purchase of Shares in the Special 1997 Reverse Stock Split and sale of Shares in the 1997 Rights Offering are of continuing relevance due to the following considerations:

(a) The Company has continued to lose money on an operating basis since the 1997 Rights Offering and 1997 Reverse Stock Split and will likely lose money on an operating basis and on a net income basis in fiscal year 2000. The Company reported a loss from continuing operations for its third quarter ended October 31, 1999 of $334, which was after interest and other income of $16,621 as the Company has converted money-losing business into cash.

(b) The Company has sold two (2) separate businesses since 1997, both of which were losing money and has been unable to acquire, or develop, additional businesses with profit-making potential.

(c) The future prospects for the Flexible Printed Products subsidiary, the Company's sole remaining operating business, are not positive with intense price competition occurring for its major customers.

(d) The market value of the Company's Shares has dropped significantly since 1997 and trading in its Shares is very sporadic. Again the Board of Directors recognized that sporadic trading in its shares may not provide a price based on the true value of the shares.

     For these reasons, the Board of Directors believes that a substantial diminution in the value of the Company's Shares has occurred since 1997.

     Shareholders' tangible equity per share of $.18 and "cash on hand" of $.21 per share as of January 31, 1999 were also considered by the Special Committee and the Board of Directors. The price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal is substantially below shareholders' equity per Share and the "available" cash per share. As noted herein, the Board of Directors and the Special Committee did not consider these indicia of value as important as other factors discussed above in determining fairness due to ongoing and anticipated deterioration of its prospects as the Company loses money from operations.

     The Board of Directors did not consider, nor does it expect to update its fairness analysis since its original decision.

     The Board of Directors also noted the fact that the Fritzsche Group's undertaking to dispose of shares referred to above under "Purpose of the Proposal" is not binidng and that the Company probably could not obtain the necessary 80% vote without such disposition occurring.

     Other Factors. Going concern value and liquidation value were not given substantial consideration by the Special Committee or the Board of Directors
 in determining the fairness of the price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal. Going concern value was deemed somewhat non-probative on the issues of fairness due to the Company's operating losses historically and likely future losses, as well as the Special Committee and the Board's view that, as noted above, an "exit mechanism" for a virtually illiquid stock was a more relevant consideration in setting value. Going concern value had more relevance in the Board's view if the Company were operating profitably and had reasonable prospects for profitable operation. In terms of liquidation value, the Board was not convinced of its importance, given the relative high costs and protracted time frame (estimated to be 2-3 years) for liquidating a public company which has a single operating business producing less than $2,000,000 in annual sales and which has several significant contingent liabilities related to discontinued operations. As noted herein, the Company has not solicited bids for its sale, or the sale of Flexible Printed Products, due to the fact that it is presently losing money and has a number of unresolved financial uncertainties discussed above.

         Fairness To Shareholders Who Will Remain Shareholders
         (200 Shares or More)
         ------------------------------------------------------

Factors Tending To Support Fairness. The Board of Directors believes the action to cause the Company to cease reporting under the rules of the SEC is prudent and fair to the shareholders who will remain following an approval of the Reverse Stock Split Proposal, given the factors described herein. The Board considered the need to reduce administrative expenses, conserve cash, and find ways to make the Company profitable on an ongoing basis as the wisest course.

Factors Tending Not to Support Fairness. The Board considered the following factors in its decision to seek deregistration from SEC reporting:

o    the loss of liquidity in EAC common stock,

o the fact that the Company will likely lose money on an operating basis in fiscal 2000,

o the Company's only operating business, Flexible Printed Products; future prospects are not positive,

o the Company's principal plan after the reverse stock split, at this point, is to operate its business with negative future prospects, and

o the Company has no current plan for its nearly $.21 per share in cash, other than to use its cash reserves at that point in time when a suitable acquisition candidate is identified; however, the Company can give no assurance such a candidate will be found.

The Board of Directors' Plan for the Future. If the Reverse Stock Split Proposal is approved, the Company expects to reduce its operating costs (primarily SEC reporting-related costs) by approximately $100,000 annually. After the reduction of the operating costs, the Company's operating income provided by its subsidiary, Flexible Printed Products, Inc., has the potential to almost cover the Company's remaining operating costs. EAC's future plan is to seek to continue to improve the performance of its Flexible Printed Products, Inc.'s subsidiary and to find an acquisition in the printing or related business. The Company's existing cash plus the potential borrowing power of Flexible Printed Products would fund a such potential acquisition.

ALTERNATIVES CONSIDERED BY THE BOARD OF DIRECTORS.

     As noted above, the Board of Directors of the Company and the Special Committee appointed to review and approve this matter have each determined that the Reverse Stock Split Proposal is the most direct and appropriate and least expensive method of reducing the number of the Company's shareholders to less than 300. In their view it is the fairest proposal because it accomplishes an important corporate goal of reducing expenses, but does not strap the Company with a significant cash outlay during a period of time when cutting costs and conserving cash is vitally important. The Board of Directors believes that any delay in reducing operating costs is unwise, as the Company will probably continue to lose money. Prior to 1999, the Board of Directors believed that EAC continuing as a publicly reporting entity with access to public capital market was in its best interest, provided it could operate its subsidiaries profitably. This has not happened.

     The Board of Directors believes that the fairest alternative is the Reverse Stock Split Proposal, with the Company lowering its operating costs in an effort to return to profitability. The Company intends to continue its operations for the indefinite future and has no present plans to merge or consolidate with, or sell its assets to, another company or person. Rather, the Company is seeking ways to increase the profitability of its operating subsidiary, while conserving cash so as to be able to acquire a business in the printing or related business. On the other hand, if an offer for the Company or its operating subsidiary were to be received, the Board of Directors would give it appropriate and thorough consideration.

     The alternative of a cash merger with a subsidiary created by the Company for that purpose (or a reverse stock split having the same effect) was considered and rejected by the Board of Directors because substantially greater funds (at least $180,000) would have been required to pay for the entire minority interest in the Company. As noted above, such a transaction would have required an 80% approving vote, which the Board of Directors did not believe was obtainable. As noted above, the Fritzsche Group's intention to dispose of certain shares, and the Board's reliance on the same, is essential to avoid the imposition of the 80% voting requirement on the Reverse Stock Split Proposal. The Board of Directors did not think such an approving vote was obtainable. A cash tender offer to holders of fewer than 200 Shares was rejected because there could be no assurance that a sufficient number of Shares would be tendered to reduce the number of shareholders to fewer than 300. As noted above under "Background of the Proposal," the Board of Directors considered a liquidation of the Company, but determined it was not feasible economically. The Board of Directors also examined the option of "doing nothing." Given all of the factors discussed above, "doing nothing" was not considered an alternative.

GENERAL INFORMATION.

     The principal market in which EAC's common stock is traded is the over-the-counter market. The range of high and low bid quotations for each quarterly period during the past two years, and the source of such quotations follows. These quotations are inter-dealer quotations, without retail mark-up or mark-down, and may not necessary represent actual transactions. Also, due to the very light trading volume for the shares, these quotations may not necessarily reflect the true value of the stock.

               QTR.                       QTR.
              ENDED    HIGH     LOW      ENDED      HIGH     LOW
              -----    ----     ---      -----      ----     ---
             1/31/00   ____     ____
            ------------------------------------------------------
             9/30/99   0.10     0.02    9/30/98    0.0125   0.0938
            ------------------------------------------------------
             6/30/99   0.03     0.01    6/30/98    0.13     0.07
            ------------------------------------------------------
             3/31/99   0.10     0.03    3/31/98    0.13     0.10
            ------------------------------------------------------
            12/31/98   0.125    0.07   12/31/97    0.19     0.10
            ------------------------------------------------------
                                        9/30/97    0.19     0.10
            ------------------------------------------------------
            Source:  National Quotation Bureau OTC Bulletin Board

     No dividends have been paid by EAC during the past two fiscal years with respect to such class of securities. The restriction on the Company's present or future ability to pay such dividends includes New York corporate law which requires that dividends be paid out of retained earnings (EAC has a substantial negative retained earnings account), unless other statutory requirements are met so as to pay dividends out of capital surplus. As noted above, EAC's financial situation at present requires, to the extent practicable, the conservation of cash and financial resources. This is due to the Company's ongoing and anticipated operating losses and various contingent obligations which it must deal with which, in some cases, relate to businesses it has previously disposed of.

     The source and total amount of funds to be used in the Reverse Stock Split Proposal transaction is general corporate funds not expected to exceed $12,000. The expenses incurred or estimated to be incurred in connection with the Rule 13e-3 transaction including, but not limited to, filing fees, legal, accounting and appraisal fees, solicitation expenses and printing costs is as follows:

          $100 in filing fees;
          $18-20,000 in legal fees;
          $5,000 in printing fees; and
          $3,000 in mailing and solicitation fees.

EAC has paid or will be responsible for paying all of such expenses.

     The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required. The Rule 13E-3 transaction was approved by a majority of the directors to the issuer who are not employees of the issuer.

     With respect to the class of equity security to which the Reverse Stock Split Proposal transaction relates, the aggregate amount and percentage of securities beneficially owned as of the most recent practicable date by each affiliate, other than Messrs. Millet and McKenzie, who are directors of EAC and whose addresses are c/o the Company at the address set forth below (see "Election of Directors" for additional information), or by any associate thereof, and the name and address of any such persons follows. All such persons are U.S. citizens:

     ------------------------------------------------------------------------
     NAME                    ADDRESS                            PERCENT
     ----                    -------                            -------
     ------------------------------------------------------------------------
     Peter B.                EAC Industries, Inc.                  33%
     Fritzsche               2111 Claridge Lane
                             Northbrook, IL  60062-
                             8615
     ------------------------------------------------------------------------
     Ruth Fritzsche,         c/o EAC Industries, Inc.          less than 1% *
     wife and                2111 Claridge Lane
     associate of P.         Northbrook, IL  60062-
     B. Fritzsche            8615
     ------------------------------------------------------------------------
     Bart Fritzsche,         c/o EAC Industries, Inc.          less than 1% *
     child and               2111 Claridge Lane
     associate of P.         Northbrook, IL  60062-
     B. Fritzsche            8615
     ------------------------------------------------------------------------
     David                   c/o EAC Industries, Inc.          less than 1% *
     Fritzsche, child        2111 Claridge Lane
     and associate of        Northbrook, IL  60062-
     P. B. Fritzsche         8615
     ------------------------------------------------------------------------
     Kathleen                c/o EAC Industries, Inc.          less than 1% *
     Fritzsche, child        2111 Claridge Lane
     and associate of        Northbrook, IL  60062-
     P. B. Fritzsche         8615
     ------------------------------------------------------------------------
     * Beneficial ownership of their shares is disclaimed.


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE STOCK SPLIT PROPOSAL AND INTENDS TO VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

     The following table sets forth the names of the nominees for the election to the Board of Directors, their business experience during the past five years, their positions, if any, with EAC, their previous terms as directors and the number of Shares of Common Stock of EAC owned beneficially by each of them as of December 31, 1999. Each nominee's Common Stock ownership represents less than 1% of the aggregate amount of Common Stock outstanding, except for Peter B. Fritzsche and P. Bartley Fritzsche whose beneficial ownership represents approximately 33% and 1% respectively of the outstanding Common Stock of the Company.

                                                                                              Common Stock
                                                                                Director   Owned Beneficially
Name                      Principal Occupation for Last 5 Years                 Since         As of 12/31/99
----                      -------------------------------------                 -----         --------------
Peter B. Fritzsche(1)     Chairman of the Board of Directors, President         1991 and        943,208(2)
     Age 64               and CEO and Assistant Secretary, EAC - July           from
                          1992 to present; Chairman of the Board of             1978-
                          Director and Assistant Secretary, EAC -               1990
                          December 1991 to July 1992; Yale University
                          Development Office, New Haven, CT - January
                          1992 to July 1994; consultant - 1990 to 1992;
                          Director of EAC - 1989 to 1990; Chairman of
                          the Board of Directors, President and CEO,
                          EAC - 1979 to 1989.

E. Donald McKenzie, Jr.   President, Supercoups, Inc. Avon, MA (printer         1994              1,000
     Age 47               of coupons) 1997 to present; Vice President -
                          Sales and Marketing, Health Tour, Inc. (agency for
                          temporary help / occupational therapists) -
                          January, 1996-1997; President Graphic Systems West
                          (manufacturers' representative for printing
                          equipment), Irvine, CA - 1991 to 1995.

John B. Millet, Jr.       President and Owner of Mohawk Metal                   1994             38,254
     Age 57               Products Co., Utica, NY (suppliers to the retail
                          petroleum industry) - since 1977.

P. Bartley Fritzsche(1)   Regional Account Manager, Neuberger &                 1994             38,000
     Age 30               Berman Management Inc., Chicago, IL.
                          Financial Services Company; John Marshall
                          Law School - 1993-1997 (LLB); Account
                          Representative, John Nuveen & Co., Chicago,
                          IL - 1991 to 1993.

     (1)  Peter B. Fritzsche and P. Bartley Fritzsche are father and son.

     (2) Includes 942,408 Shares held directly or through an IRA and 800 Shares held of record by Mr. Fritzsche's spouse, whose beneficial ownership may be attributable to Mr. Fritzsche, but which he disclaims.

     Set forth below is the compensation paid to the executive officers of the Company and its Goodren Products Corporation subsidiary (which was sold on July 1, 1999) and for all such persons as a group:


Name and                                                     All Other
Principal Position         Year        Salary      Bonus   Compensation
------------------         ----        ------      -----   ------------

Peter B. Fritzsche        FY 1999     $132,000     $ -0-     $ -0-
Chairman and CEO          FY 1998     $132,000     $ -0-     $ -0-
                          FY 1997     $132,000     $ -0-     $ -0-

Steven Mann (1)           FY 1999     $165,697     $ -0-     $ -0-
President and Goodren     FY 1998     $179,372     $ -0-     $ -0-
Products Corp.            FY 1997     $177,398     $ -0-     $ -0-

Total                     FY 1999     $297,657     $ -0-     $ -0-
                          FY 1998     $311,372     $ -0-     $ -0-
                          FY 1997     $309,398     $ -0-     $ -0-

     (1) Mr. Mann had an employment contract, renewable annually, which called for base compensation of $155,000 (subject to annual inflation adjustments) and a bonus equal to 5% of Goodren's total operating income, provided that operating income was in excess of $650,000 in the pertinent fiscal year. Mr. Mann was not paid a discretionary bonus in fiscal 1997, fiscal 1998 or fiscal 1999.

     Board members who are not employees (three presently) are paid fees equal to $4,000 per year, plus $1,250 for each board or committee meeting attended. Each non-employee director earned $9,000 during the fiscal year, having attended a total of five board or committee meetings. As of September 30, 1999 Board members agreed to waive board compensation while the Company's financial hardship situation continues.

                              PROFIT SHARING PLANS

     The Company maintains a deferred profit sharing plan ("Profit Sharing Plan") which is intended to qualify under Section 401(a) of the Internal Revenue Code of 1954, as amended ("Code"). The Profit Sharing Plan covers full-time employees of the Company and its subsidiaries, including Goodren (prior to the sale), who have completed one (1) year of eligibility service and who are not covered under any other tax qualified retirement plan. Employer contributions to the Profit Sharing Plan are made at the discretion of the Company's Board of Directors and are allocated among participating employees based on their compensation. The Profit Sharing Plan benefits, subject to a vesting schedule, become payable following a separation of service from the Company.

     The Profit Sharing Plan also provides for employees to defer a portion of their eligible compensation, pursuant to Section 401(k) of the Internal Revenue Code. There is no provision for matching contributions to be made by the Company. No contributions were made to the Profit Sharing Plan by the Company during the fiscal years 1998 and 1999. Goodren's contributions to the Profit Sharing Plan were zero for fiscal years 1998 and 1999 respectively.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established an Executive Committee, Compensation and Audit Committee, in accordance with the by-laws and New York law. The members of the Executive Committee are Messrs. Peter Fritzsche and John Millet. The members of the Compensation and Audit Committees are Messrs. Millet and McKenzie. Each Director attended all meetings of the Board of Directors and committees on which they served during fiscal 1999.

                         PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of EAC, as of December 31, 1999 the only beneficial owner of 5% or more of EAC's Common Stock was:


                                                        Amount
                  Principal Name and Address         Beneficially     Percent of
Class             of Beneficial Owner                   Owned            Class
-----             -------------------                   -----            -----

Common Stock      Peter B. Fritzsche                   943,208            33%
                  EAC Industries, Inc.
                  2111 Claridge Lane
                  Northbrook, Illinois  60062-8615

As of that date, all directors and officers as a group owned 1,020,462 Shares (35%).

                              INDEPENDENT AUDITORS

     The Board of Directors reviews the selection of independent auditors subsequent to the Annual Meeting of Shareholders. The firm of Lazar, Levine & Company was EAC's independent auditor for the fiscal year ended January 31, 1999. A representative of such firm will not attend the Annual Meeting, but will be available by speaker telephone to make a statement if they desire to do so and to answer any questions.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the meeting and does not know of any other matters which are expected to be brought before it. However, if any other matters do come before the meeting, the persons named in the enclosed proxy will vote in accordance with their proper judgment.

     In addition to solicitation of proxies by mail, directors or employees (who may be officers of the Company) may solicit proxies in person and by telephone. The Company is requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of Shares held of record by such persons. The cost of soliciting proxies shall be borne by the Company, but any director or employee of the Company who solicits proxies will not receive any additional compensation therefor.

     If the Reverse Stock Split Proposal is adopted, the Company anticipates that it will seek to be relieved from its SEC reporting obligations as soon as practicable and will not solicit proxies for future annual meetings in compliance with SEC regulations. If the proposal is defeated and the Company remains subject to SEC proxy regulation, shareholder proposals for the 2000 Annual Meeting of Shareholders of EAC must be received by the office of EAC Industries, Inc. ____________________________, no later than __________ ___,
2000 for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders.

                       By Order of the Board of Directors



                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO

                                                                      APPENDIX 1

                       EAC INDUSTRIES, INC. ANNUAL MEETING

     The undersigned hereby appoints Peter B. Fritzsche, P. Bartley Fritzsche,
E. Donald McKenzie, Jr. and John B. Millet, Jr., and each of them, as proxies of the undersigned, and each with full power of substitution, to vote all shares eligible to be voted by the undersigned at the Annual Meeting of the Stockholders of EAC Industries, Inc. to be held at Suite 2600, 222 North LaSalle, Chicago, Illinois 60601 on __________, 2000 at 8:30 a.m. (local time) or any adjournment or postponement thereof, with respect to the matters set forth below and such other business as may properly come before the meeting, with the same force and effect as the undersigned might or could do if personally present thereat.

Shares represented by this proxy, when returned properly executed, will be voted in the manner directed herein by the undersigned stockholder. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES REFERRED TO IN
2. AND FOR THE PROPOSAL REFERRED TO IN 1. PROVIDED YOU HAVE SIGNED AND DATED
THE PROXY CARD.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

The proxies are instructed to vote with respect to the proposals as follows:

1.  STOCK
    RECLASSIFICATION     [ ]  FOR     [ ]   AGAINST     [ ]   ABSTAIN

     To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional shares on the basis of $.10 per share to those stockholders owning 199 shares or less and to immediately thereafter reclassify resulting whole or partial shares on a 200 for 1 basis.

2.  ELECTION OF
    DIRECTORS     [ ]  FOR all nominees listed     [ ]  WITHHOLD AUTHORITY
                       below (except as marked to       to vote for all nominees
                       the contrary below)              listed below

     Peter B. Fritzsche, P. Bartley Fritzsche, E. Donald McKenzie, Jr. and John
     B. Millet, Jr.

     INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                    INDICATE SUCH NOMINEE'S NAME ON THE LINE BELOW:

                    ------------------------------------------------------------

3. In their discretion, the proxies are authorized to consider and vote upon such other business that may properly come before the meeting or any adjournment or postponement thereof.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership or like entity, please sign in partnership name by an authorized person.



-------------------------------------     --------------------------------------
Signature                                 Signature if held jointly

Dated:________________, 2000


Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                      APPENDIX 2

                                    ANNEX __

                        NEW YORK BUSINESS CORPORATION LAW

     SECTION 623. PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES. (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election stating his name and residence, address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety-day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve-month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any assenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

          (l) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

          (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

          (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

          (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

          (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

          (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate act was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporation offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

          (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. Such expenses shall include reasonable compensation for and the reasonable expenses of the appraiser, but shall exclude the fees and expenses of counsel for and experts employed by any party unless the court, in its discretion, awards such fees and expenses. In exercising such discretion, the court may apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; -and- (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause
(A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

          (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

          (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

          (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

          (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e), (2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Amended by L. 1965, Ch. 803; L. 1982, Ch. 202, Sections 3-9, Ex. Sess., Ch. 928, Sections 38-40; L. 1986, Ch 117, Section 3.)

                                                                       EXHIBIT B

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-KSB/A2

                     ANNUAL REPORT UNDER SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

For the fiscal year ended January 31, 1999         Commission File Number 1-4338

                              EAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           New York                                     21-0702336
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

      2111 Claridge Lane
        Northbrook, IL                                    60062
(Address of principal executive offices)                (Zip Code)

          Registrant's telephone number, including area code: 847-509-8657 Securities registered pursuant to Section 12(B) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.10 par value (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___.

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrants' knowledge, in definitive proxy or information statement incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Issuers revenues for the most recent fiscal year - $4,324,714.
The aggregate market value of voting stock held by non-affiliates of the registrant as of April 30, 1999 was approximately $135,000.

Indicate by check mark whether the registrant has filed all documents and reports required by Sections 12, 13, or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes X No ___.

As of April 30, 1999, the registrant had outstanding 2,885,521 shares of Common Stock ($.10 par value).

                                     PART I
                                     ------

ITEM 1.   BUSINESS

The Registrant (also referred to as "EAC" or "the Company") was organized in 1958 as a New York corporation. The common stock of the Company is currently traded on the over-the-counter market and the principal market makers are Bishop Rosen & Company and Troster, Singer Corporation.

The Company currently has one operating subsidiary, Flexible Printed Products, Inc. ("Flexible"). The business and certain of the assets of Flexible were acquired on December 11, 1994. Flexible produces and prints on plastic, pre-cure in-mold heat transfer labels for the identification and decoration of rubber and silicone hoses, belts and tire patches. Flexible's sales were backlogged at approximately $60,000 at January 31, 1999 and $75,000 at January 31, 1998. Flexible believes that it can fulfill its 1999 backlog on a timely basis. Flexible faces strong competition in its business and its competition has been mainly on the basis of quality, service and price. Flexible employs 14 persons, none of whom are represented by unions.

In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.). Goodren Label Corporation ("Athena"), is a wholly owned subsidiary of the Company which was in the business of producing printed, laminated, embossed and hot stamped labels, wraps, seals and decals for the cosmetics, pharmaceutical and health and beauty aids industries. The aggregate sales price of $277,000 including inventory valued at the lower of cost or market. Simultaneously with the sale, the Company entered into a consulting agreement, valued at $75,000, with the buyer which terminated 180 days after the closing

On March 1, 1999, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren"), a wholly owned subsidiary of the Company, for a price of $400,000 plus the assumption of all trade payable liabilities. Goodren was in the business of designing and providing point-of-purchase advertising displays and wall decorations on semi-durable plastic.

FINANCIAL CONDITION OF THE COMPANY
The Company's financial condition has declined from January 31, 1998. The primary reasons for this decline were: (a) the decline in sales and gross profit margins at Goodren and Flexible and (b) a moderate increase in the operating overhead of the Company (EAC). The combination of the above factors has resulted in the Company's working capital declining to $448,128 in 1999 from $755,321 in 1998. Current assets decreased to $935,125 in 1999 from $1,258,249 in 1998 and current liabilities also decreased to $486,997 in 1999 from $502,928 in 1998. Dues to the above factors, shareholders' equity decreased to $479,121 in 1999 from $818,132 in 1998.

IN-MOLD HEAT TRANSFER LABELS
Flexible produces and markets in-mold, pre-cure heat transfer labels to the rubber and silicone industry primarily for identification and decoration of hoses and belts. Other products include post cure heat transfer labels for rubber patches, tires and other rubber and silicone products.

Flexible's products are sold nationwide primarily to rubber and silicone hose and belt manufacturers, principally by its in-house sales personnel. The remainder is sold by a limited number of manufacturers' representatives.

Management believes that the total in-mold decal/label market for decorating rubber hoses and belts is approximately $10 million with Flexible's share estimated at approximately 15%. The Company estimates that approximately five companies compete directly with Flexible, including the parent company of one of its customers. Flexible is a service business which competes on the basis of its ability to produce and deliver high quality printing on short notice.


ITEM 2. PROPERTIES

The following table shows the location of each plant or facility of the Registrant and its subsidiaries and sets forth related information. The properties listed below are believed adequate to serve the Company's needs for the foreseeable future.


                                        Approx.         Lease
                                         Area         Expiration        Annual
                                        (Sq.Ft)          Date           Rental         Principal Use
                                        -------          ----           ------         -------------
101 W. Forest Avenue
Englewood, New Jersey                   20,000          6/2000         $57,000         Manufacturing and general offices
                                                                                       for Goodren and Athena

1600 North Orangethorp Avenue
Anaheim, California                      7,500          3/2001         $41,600         Manufacturing and general office for
                                                                                       Flexible

2111 Claridge Lane
Northbrook, Illinois                       600         Month to         $7,800          Office space and headquarters
                                                       Month                            for the Company


ITEM 3.   LEGAL PROCEEDINGS

There are no legal proceedings to which the Company or its subsidiaries are subject.

ITEM  4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable

                                     PART II
                                     -------

ITEM  5.  MARKET FOR REGISTRANT'S COMMON EQUITY
          AND RELATED STOCKHOLDER MATTERS

The Company's stock is traded on the over-the-counter market. Bishop Rosen & Company (212-602-0681) and Troster, Singer Corporation are the principal market makers. As of April 30, 1999, the Company believes there were approximately 1,650 shareholders of record. No dividends have been declared or paid during the past two fiscal years. The following table sets forth, by fiscal quarters, the closing bid prices of the Registrant's Common Stock per share for 1999 and 1998:

              1997                                 1998
              ----                                 ----

          First Quarter      $                First Quarter       $     3/6
          Second Quarter                      Second Quarter            3/8
          Third Quarter                       Third Quarter            3/16
          Fourth Quarter                      Fourth Quarter           3/16

The volume of trading is sporadic and infrequent and the prices quoted may not be representative.

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS

CONTINUING OPERATIONS
In fiscal 1999, the Company had a net loss from continuing operations of $426,040 ($.15 per share) as compared to a net loss of $696,885 ($.30 per share) in fiscal 1998. The loss for fiscal 1999 was primarily due to lower sales and gross profit margins at Flexible. In addition, during fiscal 1999, the Company experienced a slight increase of approximately 2% in its operating overhead. During the current year, the Company reflected a write-down of its union liability (see discussion below and Note 11c of Notes to the Consolidated Financial Statements). The decreased sales and gross profit, increased overhead and the effect of the write-down resulted in a pre-tax loss of $426,040 for the current year compared to a loss of $179,591 sustained in the previous year. In 1998, the Company reversed a deferred tax asset of $510,000 which it had recognized in prior years, since it was determined that it was not likely that such asset will be realized in the near future. This reversal resulted in a net loss from continuing operations of $696,885 in 1998 compared to $426,040 in the current year.

DISCONTINUED OPERATIONS
In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.) for an aggregate sales price of $277,000 including inventory valued at the lower of cost or market. On March 1, 1999, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren") for a price of $400,000 plus the assumption of all trade payable liabilities. See Note 2 of Notes to the Consolidated Financial Statements for a further description of these transactions.

For the fiscal 1999 year, these two discontinued subsidiaries reported a loss from operations of $101,264 as compared to a loss in the prior year of $303,610. The gain realized from the sale of the assets of Athena aggregated $87,274. The results of the sale of Goodren's assets have not been recorded as of January 31, 1999 since this is a post-balance sheet event.

NET LOSS
Consolidated net loss for the year ended January 31, 1999 was $440,030 ($.15 per share) compared to a loss of $1,000,495 ($.43 per share) for the previous year.


INFLATION
The Company expects inflation to be moderate and to be offset by cost reduction programs and price increases.

FINANCIAL RESOURCES AND LIQUIDITY
The Company's financial condition declined in 1999 from 1998. The Company had working capital of $445,731 as of January 31, 1999 compared to $755,321 as of January 31, 1998. The Company and its subsidiaries are current on all of their accounts payable and accrued expenses.

In March 1996, the Company entered into an agreement to make quarterly payments of $7,548 against a union pension withdrawal liability/shortfall (see Note 11c of Notes to the Consolidated Financial Statements). Subsequently, on September 30, 1996, the Company and Goodren entered into a Settlement Agreement with the Trustees of the union pension plan whereby Goodren's pension fund liability was reduced from $560,000 to $360,000 payable in 80 equal quarterly payments of $8,752 including annual interest at a rate of 8%. In December 1997, the Company entered into a Hardship Settlement Agreement with the Trustees whereby it was able to reduce its quarterly payments/obligations to $3,000 because of the Company's poor financial condition. If the Company's financial condition should improve so that there would be no hardship in making future payments (i.e. payment of the withdrawal liability does not impede its ability to operate), then the Plan may terminate the Hardship Settlement and require the Company to make all payments due after the date of such improvement in accordance with the original Settlement Agreement. Should this occur, then the Company's quarterly payment would revert back to $8,752. During the current fiscal year, the Company further reduced its liability to approximately $150,000, its deemed fair value.

The Company believes that its cash on hand will be sufficient to fund planned operations for at least the next 12-month period. The Company (primarily Flexible) is anticipating capital expenditures of approximately $50,000, during the next year. Management believes that these expenditures can be funded from existing resources.

ITEM 7.   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     Index to Consolidated Financial Statements

                                                                   Page Number
                                                                   -----------
          Independent Auditors' Report                                F - 1

          Consolidated Balance Sheets                                 F - 2

          Consolidated Statements of Operations                       F - 3

          Consolidated Statement of Changes in Shareholders' Equity   F - 4
          Consolidated Statements of Cash Flows                       F - 5
          Notes to the Consolidated Financial Statements              F - 6

ITEM  8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
          ON ACCOUNTING AND FINANCIAL DISCLOSURE:

          None

                                    PART III
                                    --------

ITEM  9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS ACT

     The following table sets forth the names of the nominees for the election to the Board of Directors, their business experience during the past five years, their positions, if any, with EAC, their previous terms as directors and the number of Shares of Common Stock of EAC owned beneficially by each of them as of January 31, 1999. Each nominee's Common Stock ownership represents less than 1% of the aggregate amount of Common Stock outstanding, except for Peter B. Fritzsche and P. Bartley Fritzsche whose beneficial ownership represents approximately 33% and 1% respectively of the outstanding Common Stock of the Company.

                                                                                              Common Stock
                                                                                Director   Owned Beneficially
Name                      Principal Occupation for Last 5 Years                 Since         As of 1/31/99
----                      -------------------------------------                 -----         --------------
Peter B. Fritzsche(1)     Chairman of the Board of Directors, President         1991 and        943,208(2)
     Age 64               and CEO and Assistant Secretary, EAC - July           from
                          1992 to present; Chairman of the Board of             1978-
                          Director and Assistant Secretary, EAC -               1990
                          December 1991 to July 1992; Yale University
                          Development Office, New Haven, CT - January
                          1992 to July 1994; consultant - 1990 to 1992;
                          Director of EAC - 1989 to 1990; Chairman of
                          the Board of Directors, President and CEO,
                          EAC - 1979 to 1989.

E. Donald McKenzie, Jr.   President, Supercoups, Inc. Avon, MA (printer         1994              1,000
     Age 47               of coupons) 1997 to present; Vice President -
                          Sales and Marketing, Health Tour, Inc. (agency for
                          temporary help / occupational therapists) -
                          January, 1996-1997; President Graphic Systems West
                          (manufacturers' representative for printing
                          equipment), Irvine, CA - 1991 to 1995.

John B. Millet, Jr.       President and Owner of Mohawk Metal                   1994             38,254
     Age 57               Products Co., Utica, NY (suppliers to the retail
                          petroleum industry) - since 1977.

P. Bartley Fritzsche(1)   Regional Account Manager, Neuberger &                 1994             38,000
     Age 30               Berman Management Inc., Chicago, IL.
                          Financial Services Company; John Marshall
                          Law School - 1993-1997 (LLB); Account
                          Representative, John Nuveen & Co., Chicago,
                          IL - 1991 to 1993.

     (1)  Peter B. Fritzsche and P. Bartley Fritzsche are father and son.

     (2) Includes 942,408 Shares held directly or through an IRA and 800 Shares held of record by Mr. Fritzsche's spouse, whose beneficial ownership may be attributable to Mr. Fritzsche, but which he disclaims.

ITEM 10.  EXECUTIVE COMPENSATION

     Set forth below is the compensation paid to the executive officers of the Company and its Goodren Products Corporation subsidiary (which was sold on July 1, 1999) and for all such persons as a group:


Name and                                                     All Other
Principal Position         Year        Salary      Bonus   Compensation
------------------         ----        ------      -----   ------------

Peter B. Fritzsche        FY 1999     $132,000     $ -0-     $ -0-
Chairman and CEO          FY 1998     $132,000     $ -0-     $ -0-
                          FY 1997     $132,000     $ -0-     $ -0-

Steven Mann (1)           FY 1999     $165,697     $ -0-     $ -0-
President and Goodren     FY 1998     $179,372     $ -0-     $ -0-
Products Corp.            FY 1997     $177,398     $ -0-     $ -0-

Total                     FY 1999     $297,657     $ -0-     $ -0-
                          FY 1998     $311,372     $ -0-     $ -0-
                          FY 1997     $309,398     $ -0-     $ -0-

     (1) Mr. Mann had an employment contract, renewable annually, which called for base compensation of $155,000 (subject to annual inflation adjustments) and a bonus equal to 5% of Goodren's total operating income, provided that operating income was in excess of $650,000 in the pertinent fiscal year. Mr. Mann was not paid a discretionary bonus in fiscal 1997, fiscal 1998 or fiscal 1999.

     Board members who are not employees (three presently) are paid fees equal to $4,000 per year, plus $1,250 for each board or committee meeting attended. Each non-employee director earned $9,000 during the fiscal year, having attended a total of five board or committee meetings. As of September 30, 1999 Board members agreed to waive board compensation while the Company's financial hardship situation continues.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                         PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of EAC, as of January 31, 1999 the only beneficial owner of 5% or more of EAC's Common Stock was:


                                                        Amount
                  Principal Name and Address         Beneficially     Percent of
Class             of Beneficial Owner                   Owned            Class
-----             -------------------                   -----            -----

Common Stock      Peter B. Fritzsche                   943,208            33%
                  EAC Industries, Inc.
                  2111 Claridge Lane
                  Northbrook, Illinois  60062-8615

As of that date, all directors and officers as a group owned 1,020,462 Shares (35%). See Item 9 above for additional information.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See Item 9 above for relevant information.


                                    PART IV
                                    -------

ITEM 13.  EXHIBITS, FINANCIAL STATEMENTS AND REPORTS
          ON FORM 8-K

          (a)  1.  FINANCIAL STATEMENTS
                   Consolidated Financial Statements of the Registrant (Included in Part II, Item 7)

               2.  EXHIBITS
                   (22) Subsidiaries of the Registrant
                        Goodren Products Corporation
                        Flexible Printed Products, Inc.
                        Athena Packaging, Inc.

                   (27) Financial Data Schedule


          (b) REPORTS ON FORM 8-K
              None

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      EAC INDUSTRIES, INC.
                                      (Registrant)


                                      By: /s/PETER B. FRITZSCHE

                                          __________________________
                                          Peter B. Fritzsche
                                          President, Chief Executive
                                          Officer and Principal Financial
                                          and Accounting Officer


Date: May 13, 1999


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


/s/PETER B. FRITZSCHE                                               May 13, 1999
_________________________
Peter B. Fritzsche, Director



/s/ P. BARTLEY FRITZSCHE                                            May 13, 1999
_________________________
P. Bartley Fritzsche, Director


/s/ JOHN B. MILLET, JR.                                             May 13, 1999
_________________________
John B. Millet, Jr., Director


/s/ E. DONALD MCKENZIE, JR.                                         May 13, 1999
_________________________
E. Donald McKenzie, Jr., Director

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      EAC INDUSTRIES, INC.
                                      (Registrant)


                                      By: __________________________
                                          Peter B. Fritzsche
                                          President, Chief Executive
                                          Officer and Principal Financial
                                          and Accounting Officer


Date: May 13, 1999


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


_________________________                                           May 13, 1999
Peter B. Fritzsche, Director

_________________________                                           May 13, 1999
P. Bartley Fritzsche, Director

_________________________                                           May 13, 1999
John B. Millet, Jr., Director

_________________________                                           May 13, 1999
E. Donald McKenzie, Jr., Director

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors
EAC Industries, Inc.
Northbrook, Illinois


We have audited the accompanying consolidated balance sheets of EAC Industries, Inc. and subsidiaries as of January 31, 1999 and 1998 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the two year period ended January 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EAC Industries, Inc. and subsidiaries as of January 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                        LAZAR LEVINE & FELIX LLP


New York, New York
April 19, 1999

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                         AS OF JANUARY 31, 1999 AND 1998

                               - ASSETS (Note 6) -


                                                                                                      1999                1998
                                                                                                      ----                ----

CURRENT ASSETS:
   Cash (Note 3d)                                                                               $   467,910         $   308,539
   Accounts receivable - net of allowance for doubtful accounts of $20,000
     for 1999 and 1998 (Note 3d)                                                                    180,161             227,674
   Inventories (Notes 3e and 4)                                                                      60,041              85,055
   Prepaid taxes and expenses                                                                        20,878              30,432
   Net assets of discontinued operations (Note 2)                                                   206,135             606,549
                                                                                                -----------         -----------

TOTAL CURRENT ASSETS                                                                                935,125           1,258,249
                                                                                                -----------         -----------
PROPERTY, PLANT AND EQUIPMENT, NET (Notes 3f and 5)                                                 224,885             265,101
                                                                                                -----------         -----------
OTHER ASSETS:
   Costs in excess of net assets acquired (Note 3g)                                                 162,621             177,009
   Other assets                                                                                       4,404               -
                                                                                                -----------         -----------
                                                                                                    167,025             177,009
                                                                                                -----------         -----------
                                                                                                $ 1,327,035         $ 1,700,359
                                                                                                ===========         ===========

                                            - LIABILITIES AND SHAREHOLDERS' EQUITY -
CURRENT LIABILITIES:
   Accounts payable                                                                             $   143,899         $   185,451
   Accrued expenses (Note 6)                                                                        319,353             305,817
   Long-term debt - current portion (Note 7)                                                         23,745               9,460
   Income taxes payable (Notes 3h and 9)                                                              -                   2,200
                                                                                                -----------         -----------
TOTAL CURRENT LIABILITIES                                                                           486,997             502,928
                                                                                                -----------         -----------
LONG-TERM DEBT - NET OF CURRENT PORTION (NOTE 7):                                                   360,917             379,299
                                                                                                -----------         -----------
COMMITMENTS AND CONTINGENCIES  (NOTES 10 AND 11)

SHAREHOLDERS' EQUITY (NOTE 8):
   Common stock, $.10 par value; 20,000,000 shares authorized; 2,892,819
     and 2,319,285 shares issued in 1999 and 1998, respectively                                     289,282             231,929
   Capital in excess of par value                                                                10,546,048          10,504,380
   Accumulated deficit                                                                          (10,307,607)         (9,867,577)
                                                                                                -----------         -----------
                                                                                                    527,723             868,732
   Less:   Common stock in treasury, 7,298 and 7,598 shares at cost
           in 1998 and 1998, respectively                                                           (48,602)            (50,600)
                                                                                                -----------         -----------
                                                                                                    479,121             818,132
                                                                                                -----------         -----------
                                                                                                $ 1,327,035         $ 1,700,359
                                                                                                ===========         ===========

   The accompanying notes are an integral part of these consolidated financial statements.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                                                        Year Ended January 31,
                                                                                                        1999            1998
                                                                                                        ----            ----


NET SALES                                                                                           $1,436,489      $ 1,669,739
                                                                                                    ----------      -----------
COSTS AND EXPENSES:
    Cost of products sold                                                                            1,058,519        1,077,519
    Selling, general and administrative expenses                                                       803,707          787,769
                                                                                                    ----------      -----------
TOTAL COSTS AND EXPENSES                                                                             1,862,226        1,865,288
                                                                                                    ----------      -----------
(LOSS) FROM OPERATIONS                                                                                (425,737)        (195,549)
                                                                                                    ----------      -----------
OTHER INCOME (EXPENSE):
    Interest expense                                                                                   (10,417)          (8,094)
    Interest and other income                                                                           10,114           24,052
                                                                                                    ----------      -----------
                                                                                                          (303)          15,958
                                                                                                    ----------      -----------

(LOSS) BEFORE PROVISION FOR INCOME TAXES                                                              (426,040)        (179,591)

    Provision for income taxes  (Notes 3h and 9)                                                          -             517,294
                                                                                                    ----------      -----------

(LOSS) FROM CONTINUING OPERATIONS                                                                     (426,040)        (696,885)
                                                                                                    ----------      -----------

DISCONTINUED OPERATIONS (Note 2):
    Loss from operations of discontinued subsidiary - net of taxes                                    (101,264)        (303,610)
    Gain on disposal of operating assets of discontinued subsidiary - net of taxes                      87,274            -
                                                                                                    ----------      -----------
                                                                                                       (13,990)        (303,610)
                                                                                                    ----------      -----------
NET LOSS                                                                                            $ (440,030)     $(1,000,495)
                                                                                                    ==========      ===========

BASIC LOSS PER SHARE  (Note 3i)
    Continuing operations                                                                               $(0.15)          ($0.30)
    Discontinued operations                                                                                -              (0.13)
                                                                                                    ----------      -----------
                                                                                                        $(0.15)          $(0.43)
                                                                                                    ==========      ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                                           2,837,427        2,311,687
                                                                                                    ==========      ===========


  The accompanying notes are an integral part of these consolidated financial statements.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY


                                                                 Capital in                          Common            Total
                                   Number of        Common         Excess          Accumulated      Stock in        Shareholders'
                                     Shares         Stock          of Par            Deficit        Treasury           Equity
                                     ------         -----          ------            -------        --------           ------

Balance at January 31, 1997        2,319,285      $231,929      $10,504,380      $ (8,867,082)     $(50,600)     $   1,818,627

Net loss for the year                 -              -               -             (1,000,495)         -            (1,000,495)
                                   ---------      --------      -----------      ------------      --------      -------------
Balance at January 31, 1998        2,319,285       231,929       10,504,380        (9,867,577)      (50,600)           818,132

Sale of common stock                 573,534        57,353           41,668             -             1,998            101,019

Net loss for the year                 -               -                -             (440,030)         -              (440,030)
                                   ---------      --------      -----------      ------------      --------      -------------
BALANCE AT,
  JANUARY 31, 1999                 2,892,819      $289,282      $10,546,048      $(10,307,607)     $(48,602)     $     479,121
                                   =========      ========      ===========      ============      ========      =============






  The accompanying notes are an integral part of these consolidated financial statements.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                        Year Ended January 31,
                                                                                                        1999              1998
                                                                                                        ----              ----

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                                                         $(440,030)     $(1,000,495)
  Adjustments to reconcile net (loss) to cash provided (utilized) by operating activities:
    Depreciation and amortization                                                                       65,614          100,571
    Allowance for doubtful accounts                                                                       -               4,470
    Loss (gain) on sale of fixed assets                                                                  9,812          (19,745)
    Deferred income taxes                                                                                 -             510,000
  Changes in assets and liabilities:
    Decrease (increase) in accounts and notes receivable                                                47,513          (65,589)
    Decrease (increase) in inventories                                                                  25,014          (23,129)
    Decrease in prepaid expenses                                                                         5,150            1,219
    Increase in accounts payable, accrued expenses and accrued income taxes                            386,419          122,999
    Net cash from discontinued operations                                                               27,834           97,703
                                                                                                     ---------      -----------
       NET CASH PROVIDED (UTILIZED) BY OPERATING ACTIVITIES                                            127,326         (271,996)
                                                                                                     ---------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of fixed assets                                                                      -             113,249
  Capital expenditures                                                                                 (20,823)          (2,773)
                                                                                                     ---------      -----------
       NET CASH (UTILIZED) PROVIDED BY INVESTING ACTIVITIES                                            (20,823)         110,476
                                                                                                     ---------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from sale of common stock                                                               101,019             -
  Payments of long-term debt                                                                           (48,151)        (149,353)
                                                                                                     ---------      -----------
       NET CASH PROVIDED (USED BY) FINANCING ACTIVITIES                                                 52,868         (149,353)
                                                                                                     ---------      -----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                       159,371         (310,873)

  Cash and cash equivalents, at beginning of year                                                      308,539          619,412
                                                                                                     ---------      -----------

CASH AND CASH EQUIVALENTS, AT END OF YEAR                                                            $ 467,910      $   308,539
                                                                                                     =========      ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                                                                        $29,189          $40,364
  Income taxes paid                                                                                       -              15,170


   The accompanying notes are an integral part of these consolidated financial statements.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 1 -  DESCRIPTION OF THE COMPANY:

          EAC Industries, Inc., the Company, was organized in 1958 as a New York corporation. The Company is a holding company with, as of January 31, 1998, three wholly owned operating subsidiaries, Goodren Products Corporation ("Goodren"), Flexible Printed Products, Inc. ("Flexible") and Athena Packaging, Inc. ("Athena"). See Note 2 for a description of Discontinued Operations. Flexible, currently the Company's only operating subsidiary, produces and prints on plastic, pre-cure in-mold heat transfer labels for the identification and decoration of rubber and silicone hoses, belts and tire patches.


NOTE 2 -  DISCONTINUED OPERATIONS:

          In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.) for an aggregate sales price of $277,000 including inventory valued at the lower of cost or market. Simultaneously with the sale, the Company entered into a consulting agreement with the buyer which terminated 180 days after the closing. The value of this agreement, $75,000, was included with the payment made at closing. The buyer paid the sales price as follows: (i) $167,000 at closing, (ii) value of inventory 90 days after the closing plus interest accrued at an annual rate of 7% and (iii) $62,500 which was to be paid 180 days after closing plus accrued interest at 7% per annum. As of January 31, 1999, all payments due had been received.

          On March 1, 1999, subsequent to the balance sheet date, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren") for a price of $400,000 plus the assumption of all trade payable liabilities. The payment terms are as follows: (i) $200,000 at closing, (ii) $30,000 to be paid 180 days after closing plus interest accrued at an annual rate of 7% (iii) $50,000 to be paid 360 days after closing plus interest accrued at an annual rate of 7%,
          (iv) $60,000 to be paid 540 days after closing plus interest accrued at an annual rate of 7% (v) $60,000 to be paid 720 days after closing plus interest accrued at an annual rate of 7%.


NOTE 3 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          The Company's accounting policies are in accordance with generally accepted accounting principles. Outlined below are those policies considered particularly significant.

     (a)  USE OF ESTIMATES:

          In preparing financial statements in accordance with generally accepted accounting principles, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 3 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED):

     (b)  BASIS OF CONSOLIDATION:

          The consolidated financial statements include the accounts of the Company and its operating subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

     (c)  STATEMENTS OF CASH FLOWS:

          For purposes of the statements of cash flows, the Company considers all investments purchased with a remaining maturity of three months or less to be a cash equivalent.

     (d)  CONCENTRATION OF CREDIT RISK/FAIR VALUE:

          Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash investments and accounts receivable.

          The Company and its subsidiaries maintain, at times, deposits, in federally insured financial institutions, in excess of federally insured limits. Management attempts to monitor the soundness of these financial institutions and feels the Company's risk is negligible.

          Concentrations of credit risk with respect to accounts receivable are limited.

          The carrying value of cash and cash equivalents, accounts receivable and accounts payable reasonably approximate fair value because of the short maturity of those instruments.

     (e)  INVENTORIES:

          Inventories are stated at the lower of cost or market, determined on a first-in, first-out basis.

     (f)  PROPERTY, PLANT AND EQUIPMENT:

          Fixed assets are reflected at cost. The Company principally uses the straight-line method to compute depreciation of fixed assets. Depreciation lives generally range from three to ten years for furniture and fixtures, machinery and equipment and transportation equipment. Buildings are being amortized over 20 years and leasehold improvements are amortized over the useful life of the asset or the term of the lease, whichever is shorter. Major renewals and betterments of fixed assets are capitalized while maintenance and repairs are expensed as incurred. Upon retirement of fixed assets, the related cost and accumulated depreciation are written off and any gain or loss is reflected in income.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 3 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED):


     (g)  GOODWILL:

          Costs in excess of net assets acquired are considered goodwill and are being amortized over periods ranging from 15 to 40 years on a straight line basis. Amortization costs included in continuing operations were $14,388 for each of the years ended January 31, 1999 and 1998. Accumulated amortization as of January 31, 1999 and 1998 aggregated $52,379 and $37,991, respectively.

          The Company periodically reviews the valuation and amortization of goodwill to determine possible impairment by comparing the carrying value to the undiscounted future cash flows of the related assets in accordance with Statement of Financial Accounting Standard No. 121 - Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of.


     (h)  INCOME TAXES:

          The Company accounts for income taxes using the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109") which require that the Company utilize an asset and liability approach for financial accounting and reporting for income taxes. The primary objectives of accounting for income taxes under SFAS No. 109 are to (a) recognize the amount of tax payable for the current year and (b) recognize the amount of deferred tax liability or asset based on management's assessment of the tax consequences of events that have been reflected in the Company's financial statements or tax returns. See also Note 9.

     (i)  INCOME PER SHARE:

          The Company reports earnings per share as required by SFAS 128 "Earnings Per Share" ("SFAS 128"). SFAS 128 requires the presentation of "basic" and "diluted" earnings per share on the face of the income statement. Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during each period.

     (j)  RECLASSIFICATIONS:

          Certain reclassifications have been made to the 1998 financial statements in order to conform to the 1999 presentation. These reclassifications relate to the disposition of assets as disclosed in
          Note 2.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998

NOTE 3 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED):

     (k)  NEW ACCOUNTING PRONOUNCEMENTS:

          SFAS 130 "Reporting Comprehensive Income" is effective for years beginning after December 15, 1997 and early adoption is permitted. This statement prescribes standards for reporting comprehensive income and its components. The Company currently has no items of other comprehensive income.

          SFAS 131 "Disclosures About Segments of an Enterprise and Related Information" is effective for years beginning after December 15, 1997 and early adoption is encouraged. The Company does not presently believe that it operates in more than one identifiable segment.

     (l)  IMPACT OF THE YEAR 2000 ISSUE:

          The year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could potentially result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in other similar normal business activities. The Company has ensured that its software is already year 2000 compliant, and as such, this issue is not expected to have a material effect on the operations of the Company.


NOTE 4 -  INVENTORIES:

          Inventories at January 31, 1999 and 1998 consisted of the following:

                                                  1999              1998
                                                  ----              ----

               Raw materials                    $57,691           $80,055
               Finished goods                     2,350             5,000
                                                -------           -------
                                                $60,041           $85,055
                                                =======           =======

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998

NOTE 5 -  PROPERTY, PLANT AND EQUIPMENT:

          Fixed assets and accumulated depreciation at January 31, 1999 and 1998 consisted of the following:

                                                                    1999              1998
                                                                    ----              ----

               Building and improvements                         $  18,543        $   8,242
               Machinery and equipment                             216,496          206,727
               Label artwork                                       150,000          150,000
               Transportation equipment                             22,275           22,275
               Furniture and fixtures                               48,922           58,844
                                                                 ---------        ---------
                                                                   456,236          446,088
               Less: accumulated depreciation and amortization     231,351          180,987
                                                                 ---------        ---------
                                                                 $ 224,885        $ 265,101
                                                                 =========        =========

          For the years ended January 31, 1999 and 1998, depreciation expense from continuing operations aggregated $51,226 and $67,706, respectively.


NOTE 6 -  ACCRUED EXPENSES:

          At January 31, 1999 and 1998 accrued expenses consisted of the following:

                                                  1999              1998
                                                  ----              ----

               Salaries and wages            $    9,239       $    7,603
               Employee benefits                162,048          162,048
               Other                            148,066          136,166
                                             ----------       ----------
                                             $  319,353       $  305,817
                                             ==========       ==========

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 7 -  LONG-TERM DEBT:

     (a)  OTHER LIABILITIES:

          At January 31, 1999 and 1998 long-term liabilities included the following:

                                                                                         1999                 1998
                                                                                         ----                 ----

          9.9% equipment note payable in monthly installments of
          $1,454, inclusive of interest                                              $  35,283            $  44,434

          Union pension withdrawal liability/shortfall, presently
          payable in quarterly installments of $3,000 (including
          interest at 8% per annum (see Note 11c)                                      349,379              344,325
                                                                                     ---------            ---------
                                                                                       384,662              388,759
                Less: current portion                                                   23,745                9,460
                                                                                     ---------            ---------
                                                                                     $ 360,917            $ 379,299
                                                                                     =========            =========


          Aggregate maturities of long-term liabilities for the next five years and in the aggregate are $23,745, $25,960, $16,673, $12,007,
          $12,935 and $293,342 thereafter.


NOTE 8 -  SHAREHOLDERS' EQUITY:

          In November 1997, the Company filed a statement with the Securities and Exchange Commission registering 283,551 shares of its common stock to be issued upon exercise of the rights to subscribe for such shares, "the Rights Offering." Shareholders holding 100 shares of common stock or more at the close of business on November 10, 1997 (the record date) received one non-transferable Right for each share of common stock held. Each Right entitled the holder to purchase one share of Company common stock at an exercise price of $.22 per share. This offering closed in February 1998 and the Company realized net proceeds of $101,019. Simultaneously with the closing, the Company effected (i) a 100 to 1 reverse split of its common stock through a reclassification of its common stock and (ii) an immediate subsequent reclassification with a forward stock split pursuant to which each holder of the reclassified common stock would receive 99 additional shares of reclassified common stock. The effect of this was to eliminate all holders of less than 100 shares (pre-reverse split) of common stock, such stockholders receiving cash of $.28125 per share in lieu of their fractional interests.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 9 -  INCOME TAXES:

          The provision for income taxes consisted of the following for the years ended January 31, 1999 and 1998:

                                                                                          1999                1998
                                                                                          ----                ----
          Current:
            Federal                                                                         -           $       -
            State and local                                                                 -                7,294
                                                                                   -----------          ----------
                                                                                            -                7,294
          Deferred
            Federal, state and local                                                        -              510,000
                                                                                   -----------          ----------
          PROVISION FOR INCOME TAXES                                               $        -           $  517,294

          The components of the net deferred income tax asset, pursuant to SFAS
          109, as of January 31, 1999 and 1998 are as follows:
                                                                                          1999                1998
                                                                                          ----                ----
          Deferred tax assets:
            Accounts receivable                                                    $     6,500          $    3,700
            Inventory                                                                    3,200               2,800
            Operating loss carryforward                                              3,115,000           3,000,000

          Total deferred tax asset                                                   3,124,700           3,006,500

            Valuation allowance                                                      3,124,700           3,006,500
                                                                                   -----------          ----------
          NET DEFERRED INCOME TAX ASSET                                            $        -           $     -
                                                                                   ===========          ==========


          The Company has available operating loss carryforwards for federal tax purposes of approximately $9,000,000. These losses expire in various years beginning in 2005 and may result in deferred tax assets. The Company had previously recorded a deferred tax asset based on the assumed recoverability of the net operating loss carryforward. Since the Company realized a significant net operating loss for the year ended January 31, 1998, this deferred tax asset was reversed during that year. The Company has provided a 100% valuation allowance against its deferred tax asset since it is not more likely than not that such asset will be realized in the near future. This allowance will be evaluated at the end of each year, considering both positive and negative evidence concerning the realizability of the asset, and will be increased or reduced accordingly.

          Reconciliation of the statutory Federal income tax rate to the Company's negative effective tax rate for the years ended January 31, 1999 and 1998 is not meaningful and therefore not provided due to the reversal of the deferred tax asset.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998

NOTE 10 - RETIREMENT PLANS:

          Goodren has a defined contribution profit sharing plan covering substantially all of its employees. Contributions are based on a percentage of each participant's compensation or a fixed annual contribution for union employees based on a collective bargaining agreement. The cost of the plan approximated $35,000 in 1998. No contributions were made in 1999.

          Due to the sale of Goodren's operating assets in March 1999, the Company is currently in the process of terminating this plan.


NOTE 11 - COMMITMENTS AND CONTINGENCIES:

     (a)  OPERATING LEASES:

          The Company and its subsidiaries lease certain administrative and manufacturing facilities and equipment under operating leases expiring at various times through 2002. Other locations are rented on a month to month basis. Rental and lease expense aggregated approximately $109,000 and $102,000 for the years ended January 31, 1999 and 1998, respectively.

          Future minimum rental commitments for existing operating leases and in the aggregate are as follows:

          Fiscal year ending January 31, 2000 -  $108,325
                                         2001 -    71,075
                                         2002 -     3,639
                                                 $183,039

     (b)  EMPLOYMENT CONTRACTS:

          The Company had an employment contract (the "Contract") with the President of Goodren which, after its expiration on January 31, 1994, was renewed automatically for successive one-year terms. The contract specified base compensation of $155,000 for the initial term with annual increases based on changes in the consumer price index. The contract also provided for additional compensation equal to 5% of the operating income of Goodren provided such operating income exceeds $650,000 for the fiscal year. In December 1994, Goodren entered into a further agreement with this executive whereby the proceeds of a newly purchased term life insurance policy in the amount of $250,000 will be paid to the spouse upon the death of this executive. As a result of the sale of the operating assets in March 1999, this contract has now been terminated.

          Flexible entered into an employment contract with its President for a three-year period ending December 15, 1997, subject to renewals for successive one-year terms. The base compensation under this contract was $75,000 with adjustments made annually based on changes in the consumer price index. The contract also provided for additional compensation based on annual sales revenue and/or gross profit performance of Flexible. The contract also covered non-compete provisions, availability of medical benefits and the use of an automobile. During the year ended January 31, 1999, this employee resigned thus terminating the contract.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      YEARS ENDED JANUARY 31, 1999 AND 1998


NOTE 11 - COMMITMENTS AND CONTINGENCIES:

     (c)  OTHER:

          Goodren has withdrawn from participating in the District 65 Union Pension Plan (the "Plan"). The withdrawal has resulted in the assessment of a withdrawal liability owed to the Plan by Goodren. During the year ended January 31, 1995, the Company accrued a reserve for an estimated liability of $560,000 which counsel to the Company believed would be payable over a period of approximately 22 years beginning approximately one year from the withdrawal date. In March of 1996, the Company signed an agreement with the Plan whereby they will make quarterly payments of $7,548. At September 30, 1996, the Company and Goodren entered into a Settlement Agreement with the Trustees of the union pension plan whereby Goodren's pension fund liability was reduced to $360,000 payable in 80 equal quarterly payments of $8,752 including annual interest at a rate of 8%. In December 1997, the Company entered into a Hardship Settlement Agreement with the Trustees whereby it was able to reduce its quarterly payments/obligations to $3,000 because of the Company's poor financial condition. If the Company's financial condition should improve so that there would be no hardship in making future payments (i.e. payment of the withdrawal liability does not impede its ability to operate), then the Plan may terminate the Hardship Settlement and require the Company to make all payments due after the date of such improvement in accordance with the original Settlement Agreement. Should this occur, then the Company's quarterly payment would revert back to $8,752. The Company applied for relief as a "hardship case" pursuant to the Settlement Agreement, and received approval to reduce its quarterly obligations to $3,000 until such time as the Company is out of hardship.

ARTICLE         5

The schedule contains summary financial information extracted from the consolidated financial statements for the year ended January 31, 1999 and is qualified in its entirety by reference to such statements.
>
MULTIPLIER                                                                   1

     PERIOD-TYPE                                                          YEAR
     FISCAL-YEAR-END                                               JAN-31-1999
     PERIOD-START                                                  FEB-01-1998
     PERIOD-END                                                    JAN-31-1999
     CASH                                                              467,910
     SECURITIES                                                              0
     RECEIVABLES                                                       200,161
     ALLOWANCES                                                         20,000
     INVENTORY                                                          60,041
     CURRENT-ASSETS                                                    935,125
     PP&E                                                              456,236
     DEPRECIATION                                                      231,351
     TOTAL-ASSETS                                                    1,327,035
     CURRENT-LIABILITIES                                               486,997
     BONDS                                                             360,917
     COMMON                                                            289,282
     PREFERRED-MANDATORY                                                     0
     PREFERRED                                                               0
     OTHER-SE                                                          189,839
     TOTAL-LIABILITY-AND-EQUITY                                      1,327,035
     SALES                                                           1,436,489
     TOTAL-REVENUES                                                  1,436,489
     CGS                                                             1,058,519
     TOTAL-COSTS                                                     1,862,226
     OTHER-EXPENSES                                                          0
     LOSS-PROVISION                                                          0
     INTEREST-EXPENSE                                                   10,417
     INCOME-PRETAX                                                   (426,040)
     INCOME-TAX                                                              0
     INCOME-CONTINUING                                               (426,040)
     DISCONTINUED                                                     (13,990)
     EXTRAORDINARY                                                           0
     CHANGES                                                                 0
     NET-INCOME                                                      (440,030)
     EPS-PRIMARY                                                         (.15)
     EPS-DILUTED                                                         (.15)

                                                                       EXHIBIT C

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB/A

          (X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                 For the quarterly period ended October 31, 1999

                                       OR

          ( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        For the transition period from      to
                                                        ----------


   Commission File Number: 1-4338
                           ------

                              EAC INDUSTRIES, INC.
  -----------------------------------------------------------------------------


             (Exact name of registrant as specified in its charter)

         New York                                       21-0702336
-------------------------------            ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                    2111 CLARIDGE LANE, NORTHBROOK, IL 60062
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (847) 509-8657
-------------------------------------------------------------------------------
                (Issuer's telephone number, including area code)

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90
days.  YES  X      NO
           ---

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

          Class                              Outstanding at October 31, 1999
--------------------------------------    -------------------------------------
Common Stock, par value $.10 per share              2,885,521 shares

                                    - INDEX -



                                                                       PAGE(S)
                                                                       -------

PART I.   Financial Information:

ITEM 1.   Financial Statements

          Consolidated Condensed Balance Sheets - October 31, 1999
          (Unaudited) and January 31, 1999                                 3.

          Consolidated Condensed Statements of Operations (Unaudited) -
          Three and Nine Months Ended October 31, 1999 and 1998            4.

          Consolidated Condensed Statements of Cash Flows (Unaudited) -
          Nine Months Ended October 31, 1999 and 1998                      5.

          Notes to Interim Consolidated Condensed Financial Statements
          (Unaudited)                                                      6.


ITEM 2.   Management's Discussion and Analysis or Plan of Operation        8.


PART II.  Other Information                                               11.


SIGNATURES                                                                12.


EXHIBITS:

          Exhibit 27 - Financial Data Schedule

                                                                         Page 2.

PART I.   FINANCIAL INFORMATION:

ITEM I.   FINANCIAL STATEMENTS:

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      -------------------------------------
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      -------------------------------------

                                   - ASSETS -

                                                         OCTOBER 31,    January 31,
                                                             1999         1999
                                                         -----------    -----------
                                                         (UNAUDITED)
CURRENT ASSETS:
    Cash ..............................................   $  623,688    $  467,910
    Notes and accounts receivable - net of allowance
     for doubtful accounts of $20,000 at October 31,
     and January 31, 1999, respectively ...............      155,651       180,161
    Inventories .......................................       78,684        60,041
    Prepaid expenses ..................................       29,934        20,878
    Due from buyer (Note 2) ...........................      110,000            --
    Net assets of discontinued operations (Note 2) ....           --       206,135
                                                          ----------     ---------

TOTAL CURRENT ASSETS ..................................      997,957       935,125
                                                          ----------     ---------

PROPERTY, PLANT AND EQUIPMENT, NET ....................      216,961       224,885
                                                          ----------     ---------

OTHER ASSETS:
    Due from buyer (Note 2) ...........................       60,000            --
    Costs in excess of net assets acquired - net ......      151,830       162,621
    Other assets ......................................        4,404         4,404
                                                          ----------    ----------
                                                             216,234       167,025
                                                          ----------    ----------
                                                          $1,431,152    $1,327,035
                                                          ==========    ==========

                    - LIABILITIES AND SHAREHOLDERS' EQUITY -

CURRENT LIABILITIES:
    Accounts payable ..................................   $  170,025    $  143,899
    Accrued expenses ..................................      264,332       319,353
    Long-term liabilities - current portion ...........       19,160        26,142
                                                          ----------    ----------

TOTAL CURRENT LIABILITIES .............................      453,517       489,394
                                                          ----------    ----------

LONG-TERM LIABILITIES - NET OF CURRENT PORTION ........      151,789       158,520
                                                          ----------    ----------

COMMITMENTS AND CONTINGENCIES  (NOTE 4)

SHAREHOLDERS' EQUITY:
    Common stock, $.10 par value; 20,000,000 shares
     authorized, 2,892,819 shares issued at
     October 31, and January 31, 1999 .................      289,282       289,282
    Capital in excess of par value ....................   10,546,048    10,546,048
    Accumulated deficit ...............................   (9,960,882)  (10,107,607)
                                                          ----------   -----------
                                                             874,448       727,723
    Less: Common stock in treasury, 7,298
          shares at cost at October 31, and
          January 31, 1999 ............................      (48,602)      (48,602)
                                                          ----------   -----------
                                                             825,846       679,121
                                                          ----------   -----------

                                                          $1,431,152   $ 1,327,035
                                                          ==========   ===========

 The accompanying notes are an integral part of these consolidated statements.

                                                                         Page 3.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      -------------------------------------
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                -----------------------------------------------

                                   (UNAUDITED)

                                                              For The Three Months          For The Nine Months
                                                                Ended October 31                October 31,
                                                          --------------------------    --------------------------
                                                              1999           1998           1999          1998
                                                          -----------    -----------    -----------    -----------
NET SALES .............................................   $   384,620    $   362,802    $ 1,139,368    $ 1,141,673
                                                          -----------    -----------    -----------    -----------

COSTS AND EXPENSES:
    Cost of products sold .............................       238,960        252,416        726,319        796,907
    Selling, general and administrative expenses ......       161,395        207,561        479,501        593,542
                                                          -----------    -----------    -----------    -----------
TOTAL COSTS AND EXPENSES ..............................       400,355        459,977      1,205,820      1,390,449
                                                          -----------    -----------    -----------    -----------

OPERATING (LOSS) ......................................       (15,735)       (97,175)       (66,452)      (248,776)
                                                          -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSES):
    Interest expense ..................................        (1,220)        (1,715)        (4,050)       (24,257)
    Interest and other income .........................        13,043          1,928         34,511          6,639
                                                          -----------    -----------    -----------    -----------
                                                               11,823            213         30,461        (17,618)
                                                          -----------    -----------    -----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES .....................        (3,912)       (96,962)       (35,991)      (266,394)

    Income taxes, net of operating loss carryforward ..            --             --             --             --
                                                          -----------    -----------    -----------    -----------

INCOME (LOSS) FROM CONTINUING OPERATIONS ..............        (3,912)       (96,962)       (35,991)      (266,394)
                                                          -----------    -----------    -----------    -----------

DISCONTINUED OPERATIONS (NOTE 2):
    (Loss) from operations of discontinued subsidiaries
        - net of taxes ................................       (22,766)       (29,964)       (57,502)      (131,029)
    Gain on disposal of operating assets of
        discontinued subsidiary - net of taxes ........            --         56,505        240,218        289,505
                                                          -----------    -----------    -----------    -----------
                                                              (22,766)        26,541        182,716        158,476
                                                          -----------    -----------    -----------    -----------

NET INCOME (LOSS) .....................................   $   (26,678)   $   (70,421)   $   146,725    $  (107,918)
                                                          ===========    ===========    ===========    ===========

BASIC AND DILUTED INCOME (LOSS)
    PER SHARE (NOTE 3):
       Continuing operations ..........................   $        --    $      (.03)   $      (.01)   $      (.09)
       Discontinued operations ........................          (.01)           .01            .06            .05
                                                          -----------    -----------    -----------    -----------
                                                          $      (.01)   $      (.02)   $       .05    $      (.04)
                                                          ===========    ===========    ===========    ===========

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING .......................................     2,885,521      2,885,521      2,885,521      2,846,147
                                                          ===========    ===========    ===========    ===========

  The accompanying notes are an integral part of these consolidated statements.

                                                                         Page 4.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      -------------------------------------
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                 -----------------------------------------------

                                   (UNAUDITED)

                                                                For The Nine Months
                                                                  Ended October 31,
                                                                 1999          1998
                                                              ---------    --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss) .....................................   $ 146,725    $(107,918)
    Adjustments to reconcile net income (loss) to
     cash used by operating activities:
       Depreciation and amortization ......................      35,098       42,431
       Gain on sale of assets .............................    (240,218)    (289,505)
    Change in assets and liabilities:
       Decrease in accounts and notes receivable ..........      24,510      143,520
       (Increase) in inventories ..........................     (18,643)     (15,852)
       Decrease (increase) in prepaid expenses and
          other assets ....................................       1,705       (5,629)
       (Decrease) in accounts payable, accrued expenses
          and accrued income taxes ........................     (12,552)    (113,435)
       Net cash flow from discontinued operations .........      13,123       70,110
                                                              ---------    ---------
         NET CASH (USED) BY OPERATING ACTIVITIES ..........     (50,252)    (276,278)
                                                              ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of assets ..........................     230,000      311,750
    Capital expenditures ..................................     (19,257)     (27,678)
                                                              ---------    ---------
        NET CASH PROVIDED BY INVESTING ACTIVITIES .........     210,743      284,072
                                                              ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Net proceeds from sale of common stock ................          --      101,019
    Payments of long-term debt ............................      (4,713)     (50,945)
                                                              ---------    ---------
        NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES ..      (4,713)      50,074
                                                              ---------    ---------


NET INCREASE IN CASH AND CASH EQUIVALENTS .................     155,778       57,868

CASH AND CASH EQUIVALENTS, AT BEGINNING OF YEAR ...........     467,910      450,031
                                                              ---------    ---------

CASH AND CASH EQUIVALENTS, AT END OF PERIOD ...............   $ 623,688    $ 507,899
                                                              =========    =========

 The accompanying notes are an integral part of these consolidated statements.

                                                                         Page 6.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      -------------------------------------
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
          ------------------------------------------------------------

                                   (UNAUDITED)


NOTE 1    -    BASIS OF PRESENTATION:

               In the opinion of management, the accompanying unaudited interim consolidated condensed financial statements of EAC Industries, Inc. (the "Company") and its subsidiaries, contain all adjustments necessary (consisting of normal recurring accruals or adjustments only) to present fairly the Company's financial position as of October 31,1999 and the results of its operations for the three and nine month periods ended October 31, 1999 and 1998, and its cash flows for the nine month periods ended October 31, 1999 and 1998.

               The accounting policies followed by the Company are set forth in
               Note 3 to the Company's consolidated financial statements included in its Annual Report on Form 10-KSB/A for the year ended January 31, 1999, which is incorporated herein by reference. Specific reference is made to this report for a description of the Company's securities and the notes to consolidated financial statements.

               The results of operations for the three and nine month periods ended October 31, 1999 are not necessarily indicative of the results to be expected for the full year.


NOTE 2    -    DISCONTINUED OPERATIONS:

               On March 1, 1999, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren") for a price of $400,000 plus the assumption of all trade payable liabilities. The payment terms are as follows: (i) $200,000 at closing, (ii) $30,000 to be paid 180 days after closing plus interest accrued at an annual rate of 7% (iii) $50,000 to be paid 360 days after closing plus interest accrued at an annual rate of 7%, (iv) $60,000 to be paid 540 days after closing plus interest accrued at an annual rate of 7% (v) $60,000 to be paid 720 days after closing plus interest accrued at an annual rate of 7%.

               In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.) for an aggregate sale price of $277,000 including inventory valued at the lower of cost or market. The full sales price was paid in cash at closing.

               Certain reclassifications have been made to the 1998 financial statements in order to conform to the 1999 presentation. These reclassifications relate to the disposition of assets as disclosed above.

               The accompanying financial statements have been presented to reflect the results of the discontinued subsidiaries separately. The following is a summary of the results of operations of Goodren and Athena for the periods ended October 31, 1999 and 1998.

                                                    For The Nine Months Ended
                                                            October 31,
                                                    -------------------------
                                                       1999          1998
                                                    ----------    ----------
               Goodren Products Corp.:
                    Revenues ....................   $  181,928    $2,000,204
                    Income (loss) from operations      (36,546)       48,155
                    Gain on sale of assets ......      240,218            --
                    Net income ..................      203,672        48,155
                    Income per share ............   $      .07    $      .02

                                                                         Page 7.

                      EAC INDUSTRIES, INC. AND SUBSIDIARIES
                      -------------------------------------
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
          ------------------------------------------------------------
                                   (UNAUDITED)

NOTE 2    -    DISCONTINUED OPERATIONS (CONTINUED):

                                                   For The Nine Months
                                                     Ended October 31,
                                                 ----------------------
                                                    1999         1998
                                                 ---------    ---------
               Goodren Label Corp. (Athena):
                    Revenues .................   $      --    $ 414,708
                    Loss from operations .....     (20,956)    (179,184)
                    Gain on sale of assets....          --      289,505
                    Net income (loss) ........     (20,956)     110,321
                    Income (loss) per share...   $    (.01)   $     .04

NOTE 3    -    EARNINGS (LOSS) PER SHARE:

               Earnings per share has been computed on the basis of the weighted average number of common shares outstanding during each period presented, in accordance with the provisions of SFAS No. 128.

NOTE 4    -    CONTINGENCY:

               Goodren withdrew from participating in the District 65 Union Pension Plan (the "Plan"), which withdrawal resulted in the assessment of a withdrawal liability owed to the Plan by Goodren. During the year ended January 31, 1995, the Company accrued a reserve for an estimated liability of $560,000 which counsel to the Company believed would be payable over a period of approximately 22 years beginning approximately one year from the withdrawal date. In March of 1996, the Company signed an agreement with the Plan whereby they would make quarterly payments of $7,548. At September 30, 1996, the Company and Goodren entered into a Settlement Agreement with the Trustees of the union pension plan whereby Goodren's pension fund liability was reduced to $360,000 payable in 80 equal quarterly payments of $8,752 including annual interest at a rate of 8%. In December 1997, the Company entered into a Hardship Settlement Agreement with the Trustees whereby it was able to reduce its quarterly payments/obligations to $3,000 because of the Company's poor financial condition. However, the agreement provides that if the Company's financial condition should improve so that there would be no hardship in making future payments (i.e. payment of the withdrawal liability does not impede its ability to operate), then the Plan may terminate the Hardship Settlement and require the Company to make all payments due after the date of such improvement in accordance with the original Settlement Agreement. Should this occur, then the Company's quarterly payment would revert back to $8,752. The Company continues to make quarterly payments of $3,000.

                                                                         Page 7.

ITEM 2.        MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION:

               INTRODUCTION:

               EAC Industries, Inc., the Company, is a holding company with currently one operating subsidiary, Flexible Printed Products, Inc. ("Flexible"). Flexible produces and prints on plastic, pre-cure, in-mold heat transfer labels for the identification and decoration of rubber and silicone hoses, belts and tire patches.

               In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.). Goodren Label Corporation ("Athena"), a wholly owned subsidiary of the Company, was in the business of producing printed, laminated, embossed and hot stamped labels, wraps, seals and decals for the cosmetics, pharmaceutical and health and beauty aids industries. The aggregate sales price of $277,000 included inventory valued at the lower of cost or market.

               On March 1, 1999, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren"), a wholly-owned subsidiary of the Company, for a price of $400,000 plus the assumption of all trade payable liabilities. Goodren was in the business of designing and providing point-of-purchase advertising displays and wall decorations on semi-durable plastic.

               The financial information presented herein includes: (i) Consolidated condensed balance sheets as of October 31, 1999 and January 31, 1999; (ii) Consolidated condensed statements of operations for the three and nine month periods ended October 31, 1999 and 1998 and (iii) Consolidated condensed statements of cash flows for the nine month periods ended October 31, 1999 and 1998.

               RESULTS OF CONTINUING OPERATIONS:

               Sales for the three-month period ended October 31, 1999 were $385,000 as compared to $363,000 for the comparable period of the prior year, reflecting an increase of $22,000 or 6.1%. Cost of sales as a percentage of sales was 62.1% for the three-month period ended October 31, 1999 as compared to 69.6% for the three-month period ended October 31, 1998. Sales for the nine-month period ended October 31, 1999 were $1,139,000 as compared to $1,142,000 for the comparable period of the prior year, reflecting a decrease of $3,000. Cost of sales as a percentage of sales was 63.7% for the nine-month period ended October 31, 1999 as compared to 69.8% for the nine-month period ended October 31, 1998. This decrease in cost of sales is a result of reductions in raw material and labor costs.

               Selling, general and administrative expenses decreased by $46,000 and $114,000 when comparing the three and nine month periods ended October 31, 1999 and 1998. These decreases result from reductions in marketing costs as well as the implementation of various cost saving techniques initiated by management.

               For the three months ended October 31, 1999 the Company reflected a net loss from continuing operations of $3,912 compared to a net loss of $96,962 for the comparative period of the prior year. For the nine month periods ended October 31, 1999 and 1998, the Company reflected net losses from operations of $35,991 and $266,394, respectively. This decrease in the operating losses was primarily due to the reduced operating overhead as mentioned above.

                                                                         Page 8.

               DISCONTINUED OPERATIONS:

               In June 1998, the Company completed the sale of substantially all of the assets of Goodren Label Corporation (formerly Athena Packaging Inc.) for an aggregate sales price of $277,000 including inventory valued at the lower of cost or market. The gain recognized on the sale of these assets aggregated $289,505. On March 1, 1999, the Company completed the sale of the operating assets of Goodren Products Corporation ("Goodren") for a price of $400,000 plus the assumption of all trade payable liabilities. The Company realized a gain of $240,218 upon the sale of Goodren's assets. See Note 2 of Notes to the Consolidated Financial Statements for a further description of these transactions.

               For the nine month period ended October 31, 1999, Goodren and Athena reported a combined loss from operations of $57,502. The gain realized from the sale of the assets of Goodren during the current period aggregated $240,218. For the nine month period ended October 31, 1998, Goodren and Athena reported a combined operating loss of $131,029 and recognized a gain from the sale of equipment of $289,505.

               LIQUIDITY AND CAPITAL RESOURCES:

               At October 31, 1999, the Company's working capital was $544,000 compared to working capital of $446,000 at its year ended January 31, 1999. Cash amounted to $624,000 at October 31, 1999 compared to $468,000 at January 31, 1999.

               The Company believes that its cash on hand will be sufficient to fund planned operations for at least the next 12-month period. The Company (primarily Flexible) has no planned capital expenditures for the next year.

               YEAR 2000 ISSUES

               The Year 2000 ("Y2K") problem is the result of computer programs being written using two digits (rather than four) to define the applicable year. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The Company has instituted a Y2K compliance program, the objective of which is to determine and assess the risks of the Y2K issue, and plan and institute mitigating actions to minimize those risks. The Company's standard for compliance requires that, for a computer system or business process to be Y2K compliant, it must be designed to operate without error in date and date-related data prior to, on and after January 1, 2000. The Company's computer's hardware is Y2K compliant and it has purchased an "off-the-shelf" business software program, for internal use, which is also Y2K compliant. The Company has spent less than $10,000 to date and expects that any further expenditures will be minimal.

               CONTINGENCY PLANS

               The Company's management is in the process of developing a "worst-case scenario" with respect to Y2K noncompliance and to develop contingency plans designed to minimize the effects of such scenario. Although management believes that it is very unlikely that any of these worst-case scenarios will occur, contingency plans will be developed and will address both IT system and non-IT system failure.

                                                                        Page 9.

               The Company intends to request assurances of Y2K readiness from its telephone and electrical suppliers. However, management has been informed that some suppliers have either declined to provide the requested assurances, or have limited the scope of assurances that they are willing to give. If suppliers of services that are critical to the Company's operations were to experience business disruptions as a result of their lack of Y2K readiness, their problems could have a material adverse effect on the financial position and results of operations of the Company. The impact of a failure of readiness by critical suppliers cannot be estimated with confidence, and the effectiveness of contingency plans to mitigate the effect of any such failure is largely untested. Management cannot provide any assurance that there will be no material adverse effects to the financial condition or results of operations of the Company as a result of Y2K issues.

               OTHER:

               This report contains forward-looking statements and information that is based on management's beliefs and assumptions, as well as information currently available to management. When used in this document, the words "anticipate," "estimate," "expect," "intend" and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the Company's operating results are fluctuations in the economy, the degree and nature of competition, the risk of delay in product development and release dates and acceptance of, and demand for, the Company's products.

                                                                        Page 10.

                           PART II. OTHER INFORMATION


Item 1.        Legal Proceedings

               None

Item 2.        Changes in Securities

               None

Item 3.        Defaults upon Senior Securities

               None

Item 4.        Submission of Matters to a Vote of Security Holders

               None

Item 5.        Other Information

               None

Item 6.        Exhibits and Reports

     (a)       Exhibits:

               (27) Financial Data Schedule

                                                                        Page 11.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          EAC INDUSTRIES, INC.
                                          ----------------------------
                                          Registrant




                                          /s/ Peter B. Fritzsche
                                          ----------------------------
Date: December 14, 1999                   Peter B. Fritzsche
                                          Chief Executive Officer and Principal
                                          Accounting Officer